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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07148

Schwartz Investment Trust
(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan	48170
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail, Plymouth, MI 48170
(Name and address of agent for service)

Registrant's telephone number, including area code:	(734) 455-7777

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SCHWARTZ VALUE FOCUSED FUND

value investing since 1984

TICKER SYMBOL: RCMFX

ANNUAL REPORT

DECEMBER 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-726-0753 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-726-0753. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

Schwartz Value Focused Fund

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Investment Adviser Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170

Dear Fellow Shareowner:

2018 was a challenging year for investors around the globe. The U.S. stock market recorded its worst performance since 2008, with the S&P 500 down -4.4% for the year. Foreign stock markets fared worse, with Japan (Nikkei 225) down -12.1%, Germany (DAX) -20.6%, and China (Shanghai Composite) -27.0%. Moreover, nearly every asset class had a negative return for 2018, as shown in the table below.

ETF Total Returns

Asset Class	Ticker	2018 Return
Cash	BIL	1.7%
TIPS	TIP	-1.4%
Long-Term Treasuries	TLT	-1.6%
Gold	GLD	-1.9%
High Yield Bonds	HYG	-2.0%
Investment Grade Bonds	LQD	-3.8%
U.S. Large Cap Stocks	SPY	-4.5%
Emerging Market Bonds	EMB	-5.5%
REITS	VNQ	-6.0%
U.S. Small Cap Stocks	IWM	-11.1%
Commodities	DBC	-11.6%
EAFE Stocks	EFA	-13.8%
Emerging Market Stocks	EEM	-15.3%

The Schwartz Value Focused Fund (the “Fund”) was unable to avoid most of the wreckage, posting a total return of -8.14% for the year ended December 31, 2018, compared to -4.96% for the benchmark S&P 1500 Index. Despite trailing the benchmark, the Fund did outperform its Morningstar mid-blend category average return of -11.16%. For the year, the Fund’s performance placed it in the 21st percentile out of 464 funds in Morningstar’s mid-blend category, outpacing 79% of the funds in that peer group.

The multi-year cycle of growth stocks outperforming value stocks continued in 2018. The Russell 1000 Growth index finished the year down -1.51%, while the Russell 1000 Value index was down -8.27%. Likewise, large-cap stocks continued their outperformance over small-caps. According to Morningstar, the best performing fund category was large-cap growth down -2.1%. In contrast, the worst performing fund category was small-cap value down -15.6%. In the S&P 500, the best performing sectors were health care, utilities, and consumer discretionary, while the worst performing sectors were energy, materials, and industrials. In this environment of large-cap growth outperformance, the Fund’s mid-cap exposure, along with its value-oriented positions hurt relative performance.

The Fund owned several stocks that appreciated sharply during the year. The Fund’s five best performing stocks in 2018 were:

Company	Industry	2018 Performance
Avid Bioservices, Inc.	Biotechnology	+55.05%
Texas Pacific Land Trust	Oil/Gas Royalties/Real Estate	+31.47%
Interactive Brokers Group, Inc.	Investment Brokerage	+35.35%
Mastercard Incorporated	Credit Services	+31.64%
The Madison Square Garden Co.	Leisure and Entertainment	+21.24%

On the negative side, Spectrum Brands was the Fund’s worst performing security last year. We initiated a position in Spectrum in early 2018. Unfortunately, shortly after our investment, the company experienced some operational problems that negatively impacted results, and we reduced our position.

The Fund’s energy related holdings performed poorly in the 4th quarter last year, as oil prices dropped sharply during the period, which we believe is temporary. Our two E&P companies (Devon Energy and Noble Energy) are high-quality companies, with manageable debt loads, and experienced management teams. The share prices of both companies are depressed, and as such, we purchased additional shares near year end.

The Fund’s five worst performing stocks in 2018 were:

Company	Industry	2018 Performance
Spectrum Brands Holdings, Inc.	Consumer Products	-60.69%
Devon Energy Corporation	Oil/Gas Exploration & Production	-41.91%
Noble Energy, Inc.	Oil/Gas Exploration & Production	-37.44%
American Airlines Group, Inc.	Airlines	-38.76%
Axalta Coating Systems Ltd.	Specialty Chemicals	-29.43%

During the second half of 2018 the Fund liquidated its holdings of: Apache Corporation (due to deteriorating fundamentals), ARRIS International plc (company agreed to be acquired), Liberty Global plc (concerns about high debt load), Tractor Supply (share price reached our intrinsic value estimate), and Unico American Corporation (deteriorating fundamentals). Two new holdings to the portfolio are: Gildan Activewear (apparel manufacturing) and Rosetta Stone, Inc. (technology-based learning products).

During the last 3 months of 2018, it seems negative headlines dominated the capital markets. Investors were rattled by a myriad of issues including: the ongoing trade war with China, slowing global growth, widening credit spreads, the flattening yield curve, rising interest rates, and political dysfunction in Washington. Consequently, 2018 ended with December registering the worst month for the S&P 500 since 1931. Although stocks have suffered some jaw-dropping declines in recent months, astute investors know that a marvelous buying opportunity can arise when fear is widespread. So, when others are panicking and selling indiscriminately, we try to remain calm and search for bargains amidst the chaos. Such periods of short-term market turmoil can often create opportunities to acquire shares of great companies when they are on sale. That’s the essence of value investing.

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In our opinion, the economic and market environment remains positive with a growing U.S. economy, rising corporate profits, strong employment measures, low inflationary pressures, and interest rates that remain accommodative. A resolution to any of the Washington political turmoil could give a boost to consumer sentiment and business confidence. As always, we remain diligent in our efforts to invest in high-quality companies, in sound financial condition, when they are selling at attractive valuations.

The year-end distribution of $0.66 per share consisted of $0.33 of long-term capital gains and $0.33 of short-term capital gains. The net asset value of the Fund ended the year at $23.62 per share.

Thank you for being a shareholder in the Schwartz Value Focused Fund.

Timothy S. Schwartz, CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Morningstar Percentile Rankings is the Fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100.The top-performing fund in a category will always receive a rank of 1. Percentile rankings for other periods are as follows: 3 years (34th out of 382 funds), 5 years (94th out of 335 funds) and 10 years (98th out of 235 funds).

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SCHWARTZ VALUE FOCUSED FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Schwartz Value Focused Fund and the S&P 1500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Ratio Information as of:	Year Ended 12-31-17 (as disclosed in May 1, 2018 prospectus)	Year Ended 12-31-18
Gross	1.80%*	1.67%
Net	1.26%*	1.25%

*	Includes Acquired Fund Fees and Expenses.

4

SCHWARTZ VALUE FOCUSED FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
1984	11.1%	N/A	-8.4%
1985	21.7%	N/A	20.7%
1986	16.4%	N/A	5.0%
1987	-0.6%	N/A	-10.6%
1988	23.1%	N/A	15.4%
1989	8.3%	N/A	11.2%
1990	-5.3%	N/A	-24.3%
1991	32.0%	N/A	27.2%
1992	22.7%	N/A	7.0%
1993	20.5%	N/A	10.7%
1994	-6.8%	N/A	-6.0%
1995	16.9%	36.5%	19.3%
1996	18.3%	22.4%	13.4%
1997	28.0%	32.9%	21.1%
1998	-10.4%	26.4%	-3.8%
1999	-2.5%	20.3%	-1.4%
2000	9.3%	-7.0%	-8.7%
2001	28.1%	-10.6%	-6.1%
2002	-14.9%	-21.3%	-28.6%
2003	39.3%	29.6%	37.4%
2004	22.6%	11.8%	11.5%
2005	3.8%	5.7%	2.0%
2006	14.3%	15.3%	11.0%
2007	-11.1%	5.5%	-3.8%
2008	-35.9%	-36.7%	-48.7%
2009	34.8%	27.2%	36.8%
2010	12.0%	16.4%	20.5%
2011	5.6%	1.7%	-11.4%
2012	5.4%	16.2%	9.5%
2013	24.7%	32.8%	35.5%
2014	-4.7%	13.1%	2.7%
2015	-15.5%	1.0%	-11.2%
2016	18.1%	13.0%	13.5%
2017	13.7%	21.1%	11.1%
2018	-8.1%	-5.0%	-16.0%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

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SCHWARTZ VALUE FOCUSED FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2018 (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
3 Years	7.3%	9.2%	2.0%
5 Years	-0.1%	8.3%	-0.7%
10 Years	7.6%	13.2%	7.7%
15 Years	3.7%	7.9%	1.8%
35 Years	8.2%	N/A	2.6%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

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SCHWARTZ VALUE FOCUSED FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2018 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
4,000	Texas Pacific Land Trust	$2,166,520	11.2%
70,000	Qurate Retail, Inc.	1,366,400	7.0%
80,000	Barrick Gold Corporation	1,083,200	5.6%
3	Berkshire Hathaway, Inc. - Class A	918,000	4.7%
30,000	Kroger Company (The)	825,000	4.2%
3,000	Madison Square Garden Company (The) - Class A	803,100	4.1%
16,000	Delta Air Lines, Inc.	798,400	4.1%
45,000	Rosetta Stone, Inc.	738,000	3.8%
10,000	Cognizant Technology Solutions Corporation - Class A	634,800	3.3%
30,000	Noble Energy, Inc.	562,800	2.9%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Communication Services	9.2%
Consumer Discretionary	15.6%
Consumer Staples	6.0%
Energy	16.1%
Financials	7.7%
Health Care	1.3%
Industrials	9.6%
Information Technology	8.6%
Materials	12.2%
Money Market Funds, Liabilities in Excess of Other Assets	13.7%
100.0%

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SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS — 86.3%	Shares	Market Value
Communication Services — 9.2%
Entertainment — 9.2%
Liberty Media Corporation - Liberty Formula One - Series C *	8,000	$245,600
Madison Square Garden Company (The) - Class A *	3,000	803,100
Rosetta Stone, Inc. *	45,000	738,000
		1,786,700
Consumer Discretionary — 15.6%
Diversified Consumer Services — 1.7%
Graham Holdings Company - Class B	500	320,290

Household Durables — 2.3%
Garmin Ltd.	7,000	443,240

Internet & Direct Marketing Retail — 7.0%
Qurate Retail, Inc. *	70,000	1,366,400

Specialty Retail — 2.3%
TJX Companies, Inc. (The)	10,000	447,400

Textiles, Apparel & Luxury Goods — 2.3%
Gildan Activewear, Inc.	15,000	455,400

Consumer Staples — 6.0%
Beverages — 1.0%
Brown-Forman Corporation - Class B	4,000	190,320

Food & Staples Retailing — 4.2%
Kroger Company (The)	30,000	825,000

Household Products — 0.8%
Spectrum Brands Holdings, Inc.	3,500	147,875

Energy — 16.1%
Oil, Gas & Consumable Fuels — 16.1%
Devon Energy Corporation	18,000	405,720
Noble Energy, Inc.	30,000	562,800
Texas Pacific Land Trust	4,000	2,166,520
		3,135,040

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SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 86.3% (Continued)	Shares	Market Value
Financials — 7.7%
Capital Markets — 3.0%
Interactive Brokers Group, Inc. - Class A	3,000	$163,950
Moody's Corporation	3,000	420,120
		584,070
Diversified Financial Services — 4.7%
Berkshire Hathaway, Inc. - Class A *	3	918,000

Health Care — 1.3%
Biotechnology — 1.3%
Avid Bioservices, Inc. *	60,000	246,000

Industrials — 9.6%
Airlines — 5.4%
American Airlines Group, Inc.	7,500	240,825
Delta Air Lines, Inc.	16,000	798,400
		1,039,225
Electrical Equipment — 1.7%
AMETEK, Inc.	5,000	338,500

Road & Rail — 2.5%
AMERCO	1,500	492,165

Information Technology — 8.6%
Electronic Equipment, Instruments & Components — 3.4%
Arrow Electronics, Inc. *	7,000	482,650
Avnet, Inc.	5,000	180,500
		663,150
IT Services — 5.2%
Cognizant Technology Solutions Corporation - Class A	10,000	634,800
Mastercard, Inc. - Class A	2,000	377,300
		1,012,100
Materials — 12.2%
Chemicals — 4.0%
Axalta Coating Systems Ltd. *	10,000	234,200
DowDuPont, Inc.	10,000	534,800
		769,000
Metals & Mining — 8.2%
Barrick Gold Corporation	80,000	1,083,200

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SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 86.3% (Continued)	Shares	Market Value
Materials — 12.2% (Continued)
Metals & Mining — 8.2% (Continued)
Pan American Silver Corporation	35,000	$511,000
		1,594,200

Total Common Stocks (Cost $13,921,833)		$16,774,075

MONEY MARKET FUNDS — 13.8%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 2.18% (a)	926,679	$926,679
Federated Treasury Obligations Fund - Institutional Shares, 2.31% (a)	926,680	926,680
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 2.19% (a)	827,972	827,972
Total Money Market Funds (Cost $2,681,331)		$2,681,331

Total Investments at Market Value — 100.1% (Cost $16,603,164)		$19,455,406

Liabilities in Excess of Other Assets — (0.1%)		(27,594)

Net Assets — 100.0%		$19,427,812

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2018.
See notes to financial statements.

10

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

ASSETS
Investments, at market value (cost of $16,603,164) (Note 1)	$19,455,406
Cash	3,710
Dividends receivable	8,898
Other assets	8,820
TOTAL ASSETS	19,476,834

LIABILITIES
Payable to Adviser (Note 2)	34,683
Payable to administrator (Note 2)	3,000
Other accrued expenses	11,339
TOTAL LIABILITIES	49,022

NET ASSETS	$19,427,812

NET ASSETS CONSIST OF:
Paid-in capital	$16,575,570
Accumulated earnings	2,852,242
NET ASSETS	$19,427,812

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	822,657

Net asset value, offering price and redemption price per share (Note 1)	$23.62

See notes to financial statements.

11

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends (Net of foreign tax of $3,267)	$213,876

EXPENSES
Investment advisory fees (Note 2)	215,209
Trustees’ fees and expenses (Note 2)	45,120
Administration, accounting and transfer agent fees (Note 2)	36,000
Legal and audit fees	24,518
Registration and filing fees	19,592
Postage and supplies	6,980
Printing of shareholder reports	5,679
Custodian and bank service fees	5,580
Insurance expense	2,458
Pricing fees	1,074
Compliance service fees and expenses (Note 2)	1,032
Other expenses	14,377
TOTAL EXPENSES	377,619
Less fee reductions by the Adviser (Note 2)	(94,431)
NET EXPENSES	283,188

NET INVESTMENT LOSS	(69,312)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	598,304
Net change in unrealized appreciation (depreciation) on investments	(2,199,588)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(1,601,284)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,670,596)

See notes to financial statements.

12

SCHWARTZ VALUE FOCUSED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)
FROM OPERATIONS
Net investment loss	$(69,312)	$(112,007)
Net realized gains from investment transactions	598,304	2,239,114
Net change in unrealized appreciation (depreciation) on investments	(2,199,588)	669,495
Net increase (decrease) in net assets resulting from operations	(1,670,596)	2,796,602

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(529,689)	(1,619,709)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	344,904	328,864
Reinvestment of distributions to shareholders	514,383	1,557,160
Payments for shares redeemed	(1,822,743)	(1,483,218)
Net increase (decrease) in net assets from capital share transactions	(963,456)	402,806

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,163,741)	1,579,699

NET ASSETS
Beginning of year	22,591,553	21,011,854
End of year	$19,427,812	$22,591,553

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	12,630	12,584
Shares issued in reinvestment of distributions to shareholders	21,926	58,584
Shares redeemed	(66,475)	(56,357)
Net increase (decrease) in shares outstanding	(31,919)	14,811
Shares outstanding, beginning of year	854,576	839,765
Shares outstanding, end of year	822,657	854,576

(a)

The presentation of From Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 1). For the year ended December 31, 2017, distributions to shareholders consisted of $1,619,709 from net realized gains on investments. As of December 31, 2017, undistributed net investment income was $0.

See notes to financial statements.

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SCHWARTZ VALUE FOCUSED FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2018		Year Ended Dec. 31, 2017		Year Ended Dec. 31, 2016		Year Ended Dec. 31, 2015		Year Ended Dec. 31, 2014
Net asset value at beginning of year	$26.44		$25.02		$21.18		$25.06		$28.54

Income (loss) from investment operations:
Net investment loss	(0.08)		(0.13)		(0.08)		(0.11)		(0.08)
Net realized and unrealized gains (losses) on investments	(2.08)		3.57		3.92		(3.77)		(1.26)
Total from investment operations	(2.16)		3.44		3.84		(3.88)		(1.34)

Less distributions:
From net realized gains on investments	(0.66)		(2.02)		—		—		(2.14)

Net asset value at end of year	$23.62		$26.44		$25.02		$21.18		$25.06

Total return (a)	(8.1%)		13.7%		18.1%		(15.5%)		(4.7%)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$19,428		$22,592		$21,012		$18,772		$28,129

Ratio of total expenses to average net assets	1.67%		1.79%		1.80%		1.59%		1.46%

Ratio of net expenses to average net assets	1.25	%(b)	1.25	%(b)	1.25	%(b)	1.35	%(b)	1.46%

Ratio of net investment loss to average net assets	(0.31	%)(b)	(0.52	%)(b)	(0.35	%)(b)	(0.40	%)(b)	(0.28%)

Portfolio turnover rate	34%		48%		48%		104%		72%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions (Note 2).

See notes to financial statements.

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SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1. Significant Accounting Policies

Schwartz Value Focused Fund (the “Fund”) is a series of Schwartz Investment Trust (the “Trust”), an open-end, non-diversified management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. Other series of the Trust are not incorporated in this report. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value (“NAV”). To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share.

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with GAAP.

New Accounting Pronouncement – In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted

15

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●    Level 1 – quoted prices in active markets for identical securities

●    Level 2 – other significant observable inputs

●    Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments, by security type, as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$16,774,075	$—	$—	$16,774,075
Money Market Funds	2,681,331	—	—	2,681,331
Total	$19,455,406	$—	$—	$19,455,406

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of December 31, 2018, there were no Level 3 securities or derivative instruments held by the Fund.

16

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2018:

Federal income tax cost	$16,603,164
Gross unrealized appreciation	$3,587,057
Gross unrealized depreciation	(734,815)
Net unrealized appreciation	2,852,242
Accumulated earnings	$2,852,242

During the year ended December 31, 2018, the Fund reclassified $697 of accumulated earnings against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income — Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized capital gains and losses on investment transactions are determined on the identified cost basis. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the distributions paid to shareholders during the years ended December 31, 2018 and 2017 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
December 31, 2018	$261,488	$268,201	$529,689
December 31, 2017	$—	$1,619,709	$1,619,709

17

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of the Fund’s expenses until at least May 1, 2019 so that the ordinary operating expenses of the Fund do not exceed 1.25% per annum of average daily net assets. Accordingly, during the year ended December 31, 2018, the Adviser reduced its investment advisory fees by $94,431.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided repayment to the Adviser does not cause the ordinary operating expenses of the Fund to exceed 1.25% per annum of average daily net assets. As of December 31, 2018, the Adviser may seek recoupment of investment advisory fee reductions totaling $316,783 no later than the dates stated below:

December 31, 2019	$106,868
December 31, 2020	115,484
December 31, 2021	94,431
Total	$316,783

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

18

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed as a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $46,000 (except that such fee is $56,000 for the Lead Independent Trustee/Chairman of the Governance Committee and $50,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. The Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

3. Investment Transactions

During the year ended December 31, 2018, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $7,216,290 and $10,208,011, respectively.

4. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

19

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Schwartz Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Schwartz Value Focused Fund, one of the portfolios constituting the Schwartz Investment Trust (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the

20

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
February 15, 2019

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

21

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail Plymouth, MI	1944	Chairman of the Board/President/ Trustee	Since 1992
Independent Trustees:
	Louis C. Bosco, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1936	Trustee	Since 2008
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 1993
	Joseph M. Grace	801 W. Ann Arbor Trail Plymouth, MI	1936	Trustee	Since 2007
	John J. McHale, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail Plymouth, MI	1946	Trustee	Since 2017
	William A. Morrow	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 2018
Executive Officers:
*	Richard L. Platte, Jr., CFA	801 W. Ann Arbor Trail Plymouth, MI	1951	Vice President and Secretary	Since 1993
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail Plymouth, MI	1976	Vice President	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Richard L. Platte, Jr., Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

22

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees six portfolios of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company) from 1986 – 2015.

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

John J. McHale, Jr. is Special Assistant to Commissioner of Major League Baseball since 2015. He was Executive Vice President of Major League Baseball from 2000 – 2015.

Edward J. Miller is Vice Chairman and Director of Detroit Investment Fund since 2001 and Invest Detroit Foundation since 2010 (financiers for redevelopment of Detroit, Michigan).

William A. Morrow retired in 2017. Prior to his retirement, he was Senior Executive Vice President of Crain Communications, Inc. (business media) from 1985 – 2017.

Richard L. Platte, Jr., CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc.

Robert C. Schwartz, CFP is Senior Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc. and is the lead portfolio manager of the Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Compliance Officer and Treasurer of Schwartz Investment Counsel, Inc.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

23

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2018) and held until the end of the period (December 31, 2018).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$865.90	$5.88
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	$6.36

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24

SCHWARTZ VALUE FOCUSED FUND
FEDERAL TAX INFORMATION
(Unaudited)

For the fiscal year ended December 31, 2018, the Fund designated $268,201 as long-term capital gain distributions subject to a maximum tax rate of 20%.

Qualified Dividend Income – The Fund designates 68.62% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended December 31, 2018, 59.95% of ordinary income dividends qualified for the corporate dividends received deduction.

OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

25

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-888-726-9331 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-888-726-9331. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170 (734) 455-7777 Fax (734) 455-7720

Dear Fellow Shareholders of:

Ave Maria Value Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

Despite the headlines, the U.S. economy looks strong.

The U.S. economic success of 2018 was aided by tax reform enacted in 2017 and a significant reduction in government regulations. The foot of the Federal Government was lifted from the neck of capitalism, when the current pro-growth (and pro-life) administration came into office. Currently, consumer confidence, CEO confidence, and small business optimism are near record highs. Based on our research, the economy and corporate profits are still expanding, but at a slower rate than 2018.

A recession doesn’t appear to be in the cards for 2019. We have been surprised at the extent to which many market participants are conflating the potential for a slowdown in economic and earnings growth this year with a recession. There was an unusual divergence in 2018 between S&P earnings, up 22%, and S&P 500 price performance, down 7%. Likely causes include: 1) trade tensions, 2) Fed tightening, 3) oil plunging, 4) global slowdown, 5) Trump uncertainty. In 2019, S&P Earnings should be up 5% to 10%, a slowdown in the rate of growth, not a recession. Unemployment is currently below 4% and at a multi-decade low. Gross Domestic Product growth is near 3%, much better than the sub 2% growth achieved in the prior Administration.

We remain optimistic on the long-term investment merits of the well-selected securities in the Ave Maria Mutual Funds. A growing economy, with rising corporate profits, strong employment and low inflation should support continued prosperity benefiting virtually all Americans. Resolution of any of the current political uncertainties could also further consumer and business confidence.

We remain focused in our efforts to invest in high-quality companies, in sound financial condition, selling at attractive valuations. As you know, investment decisions are guided by our Catholic Advisory Board, which provides the foundation for Morally Responsible Investing (MRI).

Thank you for investing in the Ave Maria Mutual Funds. We will continue to work hard to justify your confidence.

Respectfully,

George P. Schwartz, CFA
Chairman & CEO

January 1, 2019

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Value Fund:
Portfolio Manager Commentary	2
Performance	6
Annual Total Rates of Return Comparison with Major Indices	7
Ten Largest Equity Holdings	8
Asset Allocation	8
Schedule of Investments	9

Ave Maria Growth Fund:
Portfolio Manager Commentary	12
Performance	14
Annual Total Rates of Return Comparison with Major Indices	15
Ten Largest Equity Holdings	16
Asset Allocation	16
Schedule of Investments	17

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	20
Performance	22
Annual Total Rates of Return Comparison with Major Indices	23
Ten Largest Equity Holdings	24
Asset Allocation	24
Schedule of Investments	25

Ave Maria World Equity Fund:
Portfolio Manager Commentary	28
Performance	31
Annual Total Rates of Return Comparison with Major Indices	32
Ten Largest Equity Holdings	33
Asset Allocation	33
Schedule of Investments	34
Summary of Common Stocks by Country	37

Ave Maria Bond Fund:
Portfolio Manager Commentary	38
Performance	39
Annual Total Rates of Return Comparison with Major Indices	40
Ten Largest Holdings	41
Asset Allocation	41
Schedule of Investments	42

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Assets and Liabilities	48

Statements of Operations	50

Statements of Changes in Net Assets:
Ave Maria Value Fund	52
Ave Maria Growth Fund	53
Ave Maria Rising Dividend Fund	54
Ave Maria World Equity Fund	55
Ave Maria Bond Fund	56

Financial Highlights:
Ave Maria Value Fund	57
Ave Maria Growth Fund	58
Ave Maria Rising Dividend Fund	59
Ave Maria World Equity Fund	60
Ave Maria Bond Fund	61

Notes to Financial Statements	62

Report of Independent Registered Public Accounting Firm	73

Board of Trustees and Executive Officers	75

Catholic Advisory Board	77

About Your Funds’ Expenses	79

Federal Tax Information	81

Other Information	81

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareowner:

2018 was a challenging year for investors around the globe. The U.S. stock market recorded its worst performance since 2008, with the S&P 500 down -4.4% for the year. Foreign stock markets fared worse, with Japan (Nikkei 225) down -12.1%, Germany (DAX) -20.6%, and China (Shanghai Composite) -27.0%. Moreover, nearly every asset class had a negative return for 2018, as shown in the table below.

ETF Total Returns

Asset Class	Ticker	2018 Return
Cash	BIL	1.7%
TIPS	TIP	-1.4%
Long-Term Treasuries	TLT	-1.6%
Gold	GLD	-1.9%
High Yield Bonds	HYG	-2.0%
Investment Grade Bonds	LQD	-3.8%
U.S. Large Cap Stocks	SPY	-4.5%
Emerging Market Bonds	EMB	-5.5%
REITS	VNQ	-6.0%
U.S. Small Cap Stocks	IWM	-11.1%
Commodities	DBC	-11.6%
EAFE Stocks	EFA	-13.8%
Emerging Market Stocks	EEM	-15.3%

The Ave Maria Value Fund (the “Fund”) was unable to avoid most of the wreckage, posting a total return of -8.75% for the year ended December 31, 2018. However, the Fund outperformed its benchmark the S&P 400 Midcap Index which declined -11.08%, and its Morningstar mid-blend category average, which declined -11.16%. For the year, the Fund’s performance placed it in the top quartile out of 464 Funds in Morningstar’s mid-blend category, outpacing 75% of the funds in that peer group.

The multi-year cycle of growth stocks outperforming value stocks continued in 2018. The Russell 1000 Growth index finished the year down -1.51%, while the Russell 1000 Value index was down -8.27%. Likewise, large-cap stocks continued their outperformance over small-caps. According to Morningstar, the best performing fund category was large-cap growth down -2.1%. In contrast, the worst performing fund category was small-cap value down -15.6%. In the S&P 500, the best performing sectors were health care, utilities, and consumer discretionary, while the worst performing sectors were energy, materials,

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

and industrials. In this environment of large-cap growth outperformance, the Fund’s mid-cap exposure, along with its value-oriented positions hurt relative performance.

The Fund owned a handful of stocks that appreciated sharply during the year. The Fund’s five best performing stocks in 2018 were:

Company	Industry	2018 Performance
Avid Bioservices, Inc.	Biotechnology	+69.71%
The Madison Square Garden Co.	Leisure and Entertainment	+27.17%
HEICO Corporation	Aerospace & Defense	+24.79%
Texas Pacific Land Trust	Oil/Gas Royalties/Real Estate	+22.34%
Coca-Cola European Partners	Beverages Distributor	+18.45%

On the negative side, Spectrum Brands was the Fund’s worst performing security last year. We initiated a position in Spectrum in early 2018. Unfortunately, shortly after our investment, the company experienced some operational problems that negatively impacted results. We increased our position near year end, as we still believe the shares are undervalued with significant recovery potential and the catalyst for the recovery is expected to occur in the first half of 2019.

The Fund’s energy related holdings performed poorly in the 4th quarter last year, as oil prices dropped sharply during the period. We remain confident that our energy related holdings – Texas Pacific Land Trust, Noble Energy and Pioneer Natural Resources – are well managed, high-quality companies, in strong financial condition.

The Fund’s five worst performing stocks in 2018 were:

Company	Industry	2018 Performance
Spectrum Brands Holdings, Inc.	Consumer Products	-55.37%
American Airlines Group, Inc.	Airlines	-38.61%
KKR & Co., Inc.	Asset Management	-38.60%
Noble Energy, Inc.	Oil/Gas Exploration & Production	-30.55%
Axalta Coating Systems Ltd.	Specialty Chemicals	-29.71%

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

During the second half of 2018 the Fund liquidated its holdings of ARRIS International plc, as the company agreed to be acquired by a larger competitor, and Unico American Corporation due to deteriorating fundamentals. The following companies were also sold as their share prices reached our estimate of intrinsic value: Cognizant Technology Solutions Corp., Graco, Inc., Hexcel Corporation, Moody’s Corporation, and Tractor Supply Company. Four new holdings to the portfolio were: Gildan Activewear – an apparel manufacturing company; Rosetta Stone, Inc. – which provides technology-based learning products worldwide; DowDupont Inc. – which engages in agriculture, materials science, and specialty products businesses worldwide; and Valvoline, Inc. – which manufactures and markets automotive lubricants and provides maintenance services.

During the last 3 months of 2018, it seems negative headlines dominated the capitals markets. Investors were rattled by a myriad of issues including: the ongoing trade war with China, slowing global growth fears, widening credit spreads, the flattening yield curve, rising interest rates, and political dysfunction in Washington. Consequently, 2018 ended with December registering the worst month for the S&P 500 since 1931. Although stocks have suffered some jaw-dropping declines in recent months, astute investors know that a marvelous buying opportunity can arise when fear is widespread. So, when others are panicking and selling indiscriminately, we try to remain calm and search for bargains amidst the chaos. Such periods of short-term market turmoil often create opportunities to acquire shares of great companies when they are on sale. That’s the essence of value investing.

In our opinion, the economic and market environment remains positive with a growing U.S. economy, rising corporate profits, strong employment measures, low inflationary pressures, and interest rates that remain accommodative. A resolution to some of the Washington political turmoil could give a boost to consumer sentiment and business confidence. As always, we remain diligent in our efforts to invest in high-quality companies, in sound financial condition, when they are selling at attractive valuations.

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The year-end distribution of $1.85 per share consisted solely of long-term capital gains. The net asset value of the Fund ended the year at $17.19 per share.

Thank you for being a shareholder in the Ave Maria Value Fund.

Timothy S. Schwartz, CFA	Joseph W. Skornicka, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Chadd M. Garcia, CFA
Co-Portfolio Manager

Morningstar Percentile Rankings is the Fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile rankings for other periods are as follows: 3 years (19th out of 382 funds), 5 years (90th out of 335 funds) and 10 years (88th out of 235 funds).

AVE MARIA VALUE FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Value Fund and the S&P 400 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-17 (as disclosed in May 1, 2018 prospectus)	1.21%*
Expense ratio for the year ended 12-31-18	1.18%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA VALUE FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA VALUE FUND	S&P 400 INDEX	S&P 500 INDEX
2001 (a)	5.3%	-0.5%	-8.5%
2002	-9.8%	-14.5%	-22.1%
2003	35.6%	35.6%	28.7%
2004	20.1%	16.5%	10.9%
2005	5.8%	12.6%	4.9%
2006	14.2%	10.3%	15.8%
2007	-4.0%	8.0%	5.5%
2008	-36.8%	-36.2%	-37.0%
2009	37.6%	37.4%	26.5%
2010	20.5%	26.7%	15.1%
2011	-1.3%	-1.7%	2.1%
2012	13.3%	17.9%	16.0%
2013	26.2%	33.5%	32.4%
2014	2.9%	9.8%	13.7%
2015	-17.7%	-2.2%	1.4%
2016	16.4%	20.7%	12.0%
2017	17.7%	16.2%	21.8%
2018	-8.8%	-11.1%	-4.4%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2018 (Unaudited)

	AVE MARIA VALUE FUND	S&P 400 INDEX	S&P 500 INDEX
3 Years	7.8%	7.7%	9.3%
5 Years	1.2%	6.0%	8.5%
10 Years	9.5%	13.7%	13.1%
15 Years	5.3%	8.9%	7.8%
Since Inception (b)	6.0%	8.4%	6.0%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.
(b)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2018.

AVE MARIA VALUE FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2018 (Unaudited)

Shares	Company	Market Value	% of Net Assets
25,500	Texas Pacific Land Trust	$13,811,565	6.5%
195,312	HEICO Corporation - Class A	12,304,656	5.8%
175,000	Delta Air Lines, Inc.	8,732,500	4.1%
160,000	InterXion Holding N.V.	8,665,600	4.1%
150,000	DowDuPont, Inc.	8,022,000	3.8%
385,000	Qurate Retail, Inc.	7,515,200	3.5%
150,000	Coca-Cola European Partners plc	6,877,500	3.3%
10,536	Alleghany Corporation	6,567,300	3.1%
200,000	Liberty Media Corporation - Liberty Formula One - Series C	6,140,000	2.9%
200,000	Gildan Activewear, Inc.	6,072,000	2.9%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Communication Services	7.4%
Consumer Discretionary	12.6%
Consumer Staples	8.1%
Energy	9.3%
Financials	8.8%
Health Care	3.0%
Industrials	20.2%
Information Technology	8.0%
Materials	8.1%
Money Market Funds, Liabilities in Excess of Other Assets	14.5%
100.0%

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS — 85.5%	Shares	Market Value
Communication Services — 7.4%
Entertainment — 7.4%
Liberty Media Corporation - Liberty Formula One - Series C *	200,000	$6,140,000
Madison Square Garden Company (The) - Class A *	15,000	4,015,500
Rosetta Stone, Inc. *	336,018	5,510,695
		15,666,195
Consumer Discretionary — 12.6%
Diversified Consumer Services — 2.5%
frontdoor, inc. *	75,000	1,995,750
Graham Holdings Company - Class B	5,000	3,202,900
		5,198,650
Household Durables — 2.4%
Garmin Ltd.	80,000	5,065,600

Internet & Direct Marketing Retail — 3.5%
Qurate Retail, Inc. *	385,000	7,515,200

Specialty Retail — 1.3%
AutoNation, Inc. *	78,300	2,795,310

Textiles, Apparel & Luxury Goods — 2.9%
Gildan Activewear, Inc.	200,000	6,072,000

Consumer Staples — 8.1%
Beverages — 6.1%
Brown-Forman Corporation - Class B	125,000	5,947,500
Coca-Cola European Partners plc	150,000	6,877,500
		12,825,000
Household Products — 2.0%
Spectrum Brands Holdings, Inc.	100,000	4,225,000

Energy — 9.3%
Oil, Gas & Consumable Fuels — 9.3%
Noble Energy, Inc.	100,000	1,876,000
Pioneer Natural Resources Company	30,000	3,945,600
Texas Pacific Land Trust	25,500	13,811,565
		19,633,165
Financials — 8.8%
Banks — 1.4%
Fifth Third Bancorp	125,000	2,941,250

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 85.5% (Continued)	Shares	Market Value
Financials — 8.8% (Continued)
Capital Markets — 2.3%
Interactive Brokers Group, Inc. - Class A	80,000	$4,372,000
KKR & Company, Inc. - Class A	25,000	490,750
		4,862,750
Consumer Finance — 1.6%
Discover Financial Services	60,000	3,538,800

Insurance — 3.5%
Alleghany Corporation	10,536	6,567,300
Athene Holding Ltd. - Class A *	20,000	796,600
		7,363,900
Health Care — 3.0%
Biotechnology — 0.6%
Avid Bioservices, Inc. *	300,000	1,230,000

Health Care Equipment & Supplies — 2.4%
Zimmer Biomet Holdings, Inc.	50,000	5,186,000

Industrials — 20.2%
Aerospace & Defense — 5.8%
HEICO Corporation - Class A	195,312	12,304,656

Airlines — 6.2%
American Airlines Group, Inc.	135,000	4,334,850
Delta Air Lines, Inc.	175,000	8,732,500
		13,067,350
Commercial Services & Supplies — 1.7%
KAR Auction Services, Inc.	75,000	3,579,000

Electrical Equipment — 2.3%
AMETEK, Inc.	70,000	4,739,000

Industrial Conglomerates — 1.9%
Roper Technologies, Inc.	15,000	3,997,800

Road & Rail — 2.3%
AMERCO	15,000	4,921,650

Information Technology — 8.0%
Electronic Equipment, Instruments & Components — 3.6%
Arrow Electronics, Inc. *	75,000	5,171,250
Avnet, Inc.	70,000	2,527,000
		7,698,250

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 85.5% (Continued)	Shares	Market Value
Information Technology — 8.0% (Continued)
IT Services — 4.4%
GDS Holdings Ltd. - ADR *	25,000	$577,250
InterXion Holding N.V. *	160,000	8,665,600
		9,242,850
Materials — 8.1%
Chemicals — 8.1%
Axalta Coating Systems Ltd. *	100,000	2,342,000
DowDuPont, Inc.	150,000	8,022,000
Platform Specialty Products Corporation *	225,000	2,324,250
Valvoline, Inc.	225,000	4,353,750
		17,042,000

Total Common Stocks (Cost $155,801,380)		$180,711,376

MONEY MARKET FUNDS — 16.3%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 2.18% (a)	10,140,146	$10,140,146
Federated Treasury Obligations Fund - Institutional Shares, 2.31% (a)	10,140,146	10,140,146
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 2.19% (a)	10,140,146	10,140,146
Invesco Short-Term Investments Trust (The) - Treasury Portfolio - Institutional Class, 2.30% (a)	4,112,809	4,112,809
Total Money Market Funds (Cost $34,533,247)		$34,533,247

Total Investments at Market Value — 101.8% (Cost $190,334,627)		$215,244,623

Liabilities in Excess of Other Assets — (1.8%)		(3,763,544)

Net Assets — 100.0%		$211,481,079

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2018.

See accompanying notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

For 2018, the Ave Maria Growth Fund (the “Fund”) had a total return of -1.80% compared with the benchmark S&P 500 Index total return of -4.38%. In 2018, the Morningstar Mid-Cap Growth Category Average total return was -6.59%. For the three-year period ended December 31, 2018, the Fund outperformed 94% of the Morningstar Mid-Cap Growth Category Average out of 542 funds. Long-term performance measures are summarized below.

Fund or Index Name	Three-year Annualized	Five-year Annualized	Ten-year Annualized
Ave Maria Growth Fund, net of fees	11.91%	7.95%	13.52%
S&P 500 Index	9.26%	8.49%	13.12%
Morningstar Mid-Cap Growth Category Average	7.29%	5.64%	13.16%

*	As of December 31, 2018

In 2018, top contributors to return included O’Reilly Automotive, Mastercard, Medtronic, TJX Companies, and Visa. Top detractors from return included Moody’s, Rockwell Automation, AutoNation, FedEx, and Brookfield Asset Management.

S&P Global (credit ratings, indices, data and analytics provider) was the one new addition to the Fund during the fourth quarter. Here is our rationale for buying S&P Global:

●

S&P Global’s credit ratings business is part of an oligopoly (with Moody’s and Fitch), comprising 95% of the ratings market. The company is positioned to remain a credit ratings leader, because time-constrained issuers typically meet with no more than a few rating agencies. Plus, investors want comparability across asset classes, geographies, and time horizons. S&P’s ratings business generates a high operating margin, in the mid-50% area. S&P’s other businesses also generate high margins.

The broad market sell-off during the fourth quarter resulted in the prices of many companies reaching deep discounts to our estimate of intrinsic value. As such, we increased the position size of 12 existing companies in the Fund, with a focus on some of the Fund’s most extraordinary companies. Therefore, the Fund’s cash balance declined to 1.5% and some positions were exited, including 3M Company (diversified industrial and consumer products), Liberty Formula One (sport league operator), Linde plc (industrial gases), MSC Industrial Direct

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

(industrial distribution), Ross Stores (off-price retail), and TJX Companies (off-price retail). These are all great companies and remain on our “farm team” for future consideration.

Our goal remains to purchase shares of exceptional companies at attractive prices to produce favorable returns over the long run. Our team continues to spend considerable time searching for companies that fit our quality and price requirements. We appreciate your participation in the Ave Maria Growth Fund.

With best regards,

Brian D. Milligan, CFA	Richard L. Platte, Jr., CFA
Lead Portfolio Manager	Co-Portfolio Manager

Morningstar Percentile Rankings is the Fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile rankings for other periods are as follows: 1 year (17th out of 605 funds) 3 years (6th out of 542 funds), 5 years (16th out of 489 funds) and 10 years (42nd out of 341 funds).

AVE MARIA GROWTH FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Growth Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-17 (as disclosed in May 1, 2018 prospectus)	0.97%*
Expense ratio for the year ended 12-31-18	0.95%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA GROWTH FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003 (a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%
2010	26.5%	15.1%
2011	0.5%	2.1%
2012	14.7%	16.0%
2013	31.5%	32.4%
2014	7.5%	13.7%
2015	-2.7%	1.4%
2016	12.1%	12.0%
2017	27.4%	21.8%
2018	-1.8%	-4.4%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2018 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	11.9%	9.3%
5 Years	8.0%	8.5%
10 Years	13.5%	13.1%
15 Years	9.3%	7.8%
Since Inception (b)	10.4%	8.8%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2018.

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2018 (Unaudited)

Shares	Company	Market Value	% of Net Assets
142,000	Mastercard, Inc. - Class A	$26,788,300	4.6%
559,000	Copart, Inc.	26,709,020	4.6%
630,000	Charles Schwab Corporation (The)	26,163,900	4.5%
198,000	Visa, Inc. - Class A	26,124,120	4.5%
148,000	SBA Communications Corporation	23,959,720	4.1%
615,000	Brookfield Asset Management, Inc. - Class A	23,585,250	4.1%
63,000	O'Reilly Automotive, Inc.	21,692,790	3.8%
233,000	Medtronic plc	21,193,680	3.7%
140,000	Rockwell Automation, Inc.	21,067,200	3.6%
77,000	Roper Technologies, Inc.	20,522,040	3.5%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Communication Services	3.1%
Consumer Discretionary	13.4%
Consumer Staples	3.1%
Energy	0.5%
Financials	14.3%
Health Care	6.3%
Industrials	29.0%
Information Technology	20.9%
Materials	2.6%
Real Estate	5.6%
Money Market Funds, Liabilities in Excess of Other Assets	1.2%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS — 98.8%	Shares	Market Value
Communication Services — 3.1%
Entertainment — 2.4%
Liberty Media Corporation - Liberty Braves - Series A *	32,000	$798,080
Liberty Media Corporation - Liberty Braves - Series C *	78,000	1,941,420
Madison Square Garden Company (The) - Class A *	35,000	9,369,500
Rosetta Stone, Inc. *	100,000	1,640,000
		13,749,000
Media — 0.7%
Discovery, Inc. - Series C *	175,000	4,039,000

Consumer Discretionary — 13.4%
Internet & Direct Marketing Retail — 2.7%
Booking Holdings, Inc. *	9,000	15,501,780

Specialty Retail — 8.7%
AutoNation, Inc. *	325,000	11,602,500
Lowe's Companies, Inc.	185,000	17,086,600
O'Reilly Automotive, Inc. *	63,000	21,692,790
		50,381,890
Textiles, Apparel & Luxury Goods — 2.0%
VF Corporation	160,000	11,414,400

Consumer Staples — 3.1%
Beverages — 3.1%
Brown-Forman Corporation - Class B	382,000	18,175,560

Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Texas Pacific Land Trust	5,000	2,708,150

Financials — 14.3%
Capital Markets — 13.5%
Brookfield Asset Management, Inc. - Class A	615,000	23,585,250
Charles Schwab Corporation (The)	630,000	26,163,900
Moody's Corporation	111,000	15,544,440
S&P Global, Inc.	76,000	12,915,440
		78,209,030
Insurance — 0.8%
Markel Corporation *	4,500	4,671,225

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 98.8% (Continued)	Shares	Market Value
Health Care — 6.3%
Health Care Equipment & Supplies — 6.3%
Medtronic plc	233,000	$21,193,680
Zimmer Biomet Holdings, Inc.	145,000	15,039,400
		36,233,080
Industrials — 29.0%
Aerospace & Defense — 5.9%
HEICO Corporation - Class A	311,388	19,617,444
Hexcel Corporation	255,000	14,621,700
		34,239,144
Air Freight & Logistics — 3.8%
Expeditors International of Washington, Inc.	110,000	7,489,900
FedEx Corporation	90,000	14,519,700
		22,009,600
Commercial Services & Supplies — 4.6%
Copart, Inc. *	559,000	26,709,020

Electrical Equipment — 5.7%
AMETEK, Inc.	172,000	11,644,400
Rockwell Automation, Inc.	140,000	21,067,200
		32,711,600
Industrial Conglomerates — 3.5%
Roper Technologies, Inc.	77,000	20,522,040

Machinery — 5.5%
Fortive Corporation	200,000	13,532,000
Graco, Inc.	431,000	18,037,350
		31,569,350
Information Technology — 20.9%
IT Services — 15.4%
Accenture plc - Class A	141,000	19,882,410
Broadridge Financial Solutions, Inc.	40,000	3,850,000
Cognizant Technology Solutions Corporation - Class A	198,000	12,569,040
Mastercard, Inc. - Class A	142,000	26,788,300
Visa, Inc. - Class A	198,000	26,124,120
		89,213,870
Semiconductors & Semiconductor Equipment — 3.0%
Texas Instruments, Inc.	185,000	17,482,500

Software — 2.5%
ANSYS, Inc. *	100,000	14,294,000

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 98.8% (Continued)	Shares	Market Value
Materials — 2.6%
Chemicals — 2.6%
Ecolab, Inc.	100,000	$14,735,000

Real Estate — 5.6%
Equity Real Estate Investment Trusts (REITs) — 5.6%
Equinix, Inc.	23,000	8,108,880
SBA Communications Corporation *	148,000	23,959,720
		32,068,600

Total Common Stocks (Cost $488,512,284)		$570,637,839

MONEY MARKET FUNDS — 2.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 2.18% (a) (Cost $11,476,156)	11,476,156	$11,476,156

Total Investments at Market Value — 100.8% (Cost $499,988,440)		$582,113,995

Liabilities in Excess of Other Assets — (0.8%)		(4,307,973)

Net Assets — 100.0%		$577,806,022

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2018.
See accompanying notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

Equity returns were positive for much of 2018 but turned sharply negative in the fourth quarter. The Ave Maria Rising Dividend Fund (the “Fund”) had a total return of -4.80% for the year, approximating the S&P 500’s return of -4.38%. For much of the year, growth stocks dramatically outperformed value stocks, but in the fourth quarter, value stocks closed the gap considerably. Given the Fund’s attention to value, this was alternately a headwind, and during the fourth quarter, a tailwind.

Relative investment performance for the year was boosted by our consumer discretionary, materials and energy stocks, but was hurt principally by our industrials, healthcare and information technology companies. Positive contributors to overall return included TJX Companies, Inc. (discount retailer), RPM International, Inc. (specialty chemicals) and Tractor Supply Company (specialty retailer). Negative impact on performance came from FedEx Corp. (delivery services), MSC Industrial Direct Co. (industrial products distributor) and Illinois Tool Works, Inc. (diversified manufacturer).

As you know, stock prices often move up and down more rapidly than the underlying company fundamentals. Individual issues can be in or out of fashion at any point in time. In some instances, that creates an opportunity to buy the stock of a company that we like which is fundamentally attractive on a long-term basis, but temporarily out of fashion.

In terms of operations, 2018 was a great year for the companies in our portfolio, with most of them reporting significantly higher sales and earnings during the year. This was, of course, enhanced by the Tax Cuts and Jobs act of 2017, which dramatically reduced the federal tax rate for most companies. As expected, this resulted in significantly higher dividend payments for practically all our companies.

It’s no secret that technology is having a profound effect on the world, and businesses must adapt to a rapidly changing environment. For example, Cognizant Technologies Solutions Corp., one of our portfolio investments, is successfully transitioning its business from traditional IT outsourcing towards opportunities in data analytics, smart products and digital engineering. FedEx Corp, another of our companies, has invested substantially in automated robotics for package sorting. This technology allows the company to ship over nine million packages per day, with 96% of them traveling through an automated facility. The banking industry has also adapted. After extensive investment in its digital capabilities, PNC Financial Services Group, Inc. now reports that over 60% of its customers are primarily digital and do their banking online more

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

often than at a branch. A strong competitive advantage can give a company the room it needs to maneuver, make new investments, and improve its processes. Our portfolio of high-quality and competitively advantaged companies is well-positioned for the future.

We appreciate your interest and investment in the Ave Maria Rising Dividend Fund.

Richard L. Platte, Jr., CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Rising Dividend Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-17 (as disclosed in May 1, 2018 prospectus)	0.93%*
Expense ratio for the year ended 12-31-18	0.93%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA RISING DIVIDEND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
2005 (a)	6.7%	8.8%
2006	17.9%	15.8%
2007	-0.6%	5.5%
2008	-22.8%	-37.0%
2009	25.3%	26.5%
2010	17.9%	15.1%
2011	4.6%	2.1%
2012	13.9%	16.0%
2013	33.9%	32.4%
2014	9.3%	13.7%
2015	-5.9%	1.4%
2016	15.3%	12.0%
2017	16.8%	21.8%
2018	-4.8%	-4.4%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2018 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
3 Years	8.7%	9.3%
5 Years	5.7%	8.5%
10 Years	12.0%	13.1%
Since Inception (b)	8.4%	8.0%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.

(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2018.

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2018 (Unaudited)

Shares	Company	Market Value	% of Net Assets
385,000	Medtronic plc	$35,019,600	4.5%
300,000	Lowe's Companies, Inc.	27,708,000	3.5%
210,000	Chubb Ltd.	27,127,800	3.5%
450,000	Royal Dutch Shell plc - Class B - ADR	26,973,000	3.4%
190,000	Diageo plc - ADR	26,942,000	3.4%
255,000	Zimmer Biomet Holdings, Inc.	26,448,600	3.4%
650,000	Mondelēz International, Inc. - Class A	26,019,500	3.4%
275,000	Texas Instruments, Inc.	25,987,500	3.3%
400,000	Cognizant Technology Solutions Corporation - Class A	25,392,000	3.3%
440,000	Hexcel Corporation	25,229,600	3.2%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	14.0%
Consumer Staples	8.8%
Energy	3.4%
Financials	18.6%
Health Care	7.9%
Industrials	26.0%
Information Technology	14.7%
Materials	3.0%
Money Market Funds, Liabilities in Excess of Other Assets	3.6%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS — 96.4%	Shares	Market Value
Consumer Discretionary — 14.0%
Internet & Direct Marketing Retail — 2.6%
Booking Holdings, Inc. *	11,500	$19,807,830

Specialty Retail — 9.1%
Lowe's Companies, Inc.	300,000	27,708,000
TJX Companies, Inc. (The)	320,000	14,316,800
Tractor Supply Company	200,000	16,688,000
Williams-Sonoma, Inc.	250,000	12,612,500
		71,325,300
Textiles, Apparel & Luxury Goods — 2.3%
VF Corporation	250,000	17,835,000

Consumer Staples — 8.8%
Beverages — 5.4%
Brown-Forman Corporation - Class B	325,000	15,463,500
Diageo plc - ADR	190,000	26,942,000
		42,405,500
Food Products — 3.4%
Mondelēz International, Inc. - Class A	650,000	26,019,500

Energy — 3.4%
Oil, Gas & Consumable Fuels — 3.4%
Royal Dutch Shell plc - Class B - ADR	450,000	26,973,000

Financials — 18.6%
Banks — 8.7%
BB&T Corporation	400,000	17,328,000
Fifth Third Bancorp	650,000	15,294,500
PNC Financial Services Group, Inc. (The)	170,000	19,874,700
U.S. Bancorp	350,000	15,995,000
		68,492,200
Capital Markets — 4.8%
Bank of New York Mellon Corporation (The)	350,000	16,474,500
Moody's Corporation	150,000	21,006,000
		37,480,500
Consumer Finance — 1.6%
Discover Financial Services	210,000	12,385,800

Insurance — 3.5%
Chubb Ltd.	210,000	27,127,800

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.4% (Continued)	Shares	Market Value
Health Care — 7.9%
Health Care Equipment & Supplies — 7.9%
Medtronic plc	385,000	$35,019,600
Zimmer Biomet Holdings, Inc.	255,000	26,448,600
		61,468,200
Industrials — 26.0%
Aerospace & Defense — 3.2%
Hexcel Corporation	440,000	25,229,600

Air Freight & Logistics — 4.9%
FedEx Corporation	130,000	20,972,900
United Parcel Service, Inc. - Class B	175,000	17,067,750
		38,040,650
Commercial Services & Supplies — 2.8%
Genuine Parts Company	230,000	22,084,600

Electrical Equipment — 2.4%
Eaton Corporation plc	275,000	18,881,500

Industrial Conglomerates — 3.2%
3M Company	130,000	24,770,200

Machinery — 5.6%
Donaldson Company, Inc.	250,000	10,847,500
Graco, Inc.	290,000	12,136,500
Illinois Tool Works, Inc.	165,000	20,903,850
		43,887,850
Road & Rail — 1.1%
Norfolk Southern Corporation	55,000	8,224,700

Trading Companies & Distributors — 2.8%
MSC Industrial Direct Company, Inc. - Class A	285,000	21,922,200

Information Technology — 14.7%
Communications Equipment — 2.5%
Cisco Systems, Inc.	450,000	19,498,500

Electronic Equipment, Instruments & Components — 2.7%
TE Connectivity Ltd.	275,000	20,798,250

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.4% (Continued)	Shares	Market Value
Information Technology — 14.7% (Continued)
IT Services — 5.0%
Cognizant Technology Solutions Corporation - Class A	400,000	$25,392,000
Visa, Inc. - Class A	105,000	13,853,700
		39,245,700
Semiconductors & Semiconductor Equipment — 4.5%
Microchip Technology, Inc.	125,000	8,990,000
Texas Instruments, Inc.	275,000	25,987,500
		34,977,500
Materials — 3.0%
Chemicals — 3.0%
RPM International, Inc.	400,000	23,512,000

Total Common Stocks (Cost $667,054,966)		$752,393,880

MONEY MARKET FUNDS — 4.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 2.18% (a) (Cost $31,382,683)	31,382,683	$31,382,683

Total Investments at Market Value — 100.4% (Cost $698,437,649)		$783,776,563

Liabilities in Excess of Other Assets — (0.4%)		(2,966,058)

Net Assets — 100.0%		$780,810,505

ADR - American Depositary Receipt.

*	Non-income producing security.

(a)	The rate shown is the 7-day effective yield as of December 31, 2018.

See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

The Ave Maria World Equity Fund (the “Fund”) had a total return of -8.87% for the twelve months ended December 31, 2018. The global equity indices performed similarly, with the S&P Global 1200 Index down 8.17% and the MSCI World Index down 8.71%. The full year return was heavily influenced by the market downturn in the fourth quarter, which saw the Fund down 12.97%, the S&P Global 1200 Index down 12.91% and the MSCI World Index down 13.42%. Please note that all returns expressed are in U.S. dollars.

The U.S. equity market outperformed the other large global developed markets for the year (S&P 500 down 4.4% vs the S&P Europe 350 down 14.2% and the S&P Topix 150 (Japan) down 12.9%). However, there was no place to hide during the fourth quarter as all three of these major indices were down double digits. It is important to note that the three make up over 90% of the market capitalization of the developed market indices. Emerging markets were also weak for the year (S&P Emerging BMI down 13.5%). The global rout in equities in the fourth quarter was driven in part by concerns that the U.S. Federal Reserve (“Fed”) was tightening monetary supply too quickly, along with continued negative trade rhetoric out of the U.S. and China. Both issues have the potential to slow global growth. We are comforted by recent more dovish commentary by Fed officials and the three-month cooling-off period to allow for further U.S. & China trade negotiations to take place.

The U.S. economy was the envy of the developed world in terms of GDP growth in 2018, growing at a 3% pace. The relative growth gap it held over other developed economies is expected to shrink in 2019 due largely to the lapping of fiscal policy stimulus and higher interest rates. U.S. corporate earnings are likewise expected to grow more slowly in 2019 than in 2018 but should again remain above that of Europe and Japan. A significant wildcard for Europe continues to be individual country political risk and the threat it represents for overall EU unity. The biggest near-term questions are will what happen with the U.K. and Brexit, the budget deficit situation in Italy and leadership challenges in France and Germany. The Japanese economy in 2019 is expected to grow slightly over its recent trend growth of 1%, due to some front-loaded spending ahead of its new consumption tax to be enacted in September. In the emerging markets, the recent drop in energy prices are generally a positive factor but the recent slowing in China is a concern. The slowing growth in both the U.S. and China will hopefully add incentives to both countries to reach a new trade agreement.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

From a sector standpoint, the Fund’s performance during 2018 was positively impacted by its consumer staples, health care and technology holdings. Coca-Cola European Partners was the best performing consumer staple in the Fund, driven by stronger than expected topline & EPS growth. Health care performance was driven by three holdings all up double-digits: IQVIA Holdings, Inc., Shire plc and Medtronic plc. While Shire was acquired at a premium, Medtronic and IQVIA saw better than expected top-line and bookings growth, respectively. In the technology sector, the position in credit card network provider Mastercard, Inc. was up over 20% for the year, while communications equipment maker Cisco Systems was up in the mid-teens.

The Fund’s performance was negatively impacted by its consumer discretionary, financials and energy sector holdings. Panasonic was the weakest among consumer discretionary holdings. The company faced multiple headwinds during the year, including lower profitability from its electric car battery business, rising development costs in its automotive systems business and tougher competition in its Asian appliance business. First Horizon National Corporation, a regional bank holding company, saw operations negatively impacted by a flattening yield curve and a high level of competition in deposit pricing and lending. We believe First Horizon is well positioned to ride out the storm. The fourth quarter plunge in oil prices hurt all energy holdings, but Schlumberger Limited and Pioneer Natural Resources Company were most impacted due to a steeper than expected slowdown in U.S. fracking activity.

One new position, which complies with our moral screens, has been added to the Fund since June 30, 2018: Electronic Arts (interactive home entertainment). Five issues were eliminated; Axalta Coating Systems Ltd., Liberty Media Corp (Formula One), GDS Holdings Ltd., Schlumberger Limited, and Tencent Holdings LTD. All were sold in favor of what we believe to be more attractive investment opportunities.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

As of December 31, 2018, the Fund’s geographic weightings versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
Americas	58.7%	63.6%
Europe Developed	13.9%	15.3%
United Kingdom	13.9%	6.2%
Japan	5.7%	7.7%
Asia Developed	0.0%	2.3%
Asia Emerging	3.5%	2.5%
Australasia	0.0%	2.4%
Cash Equivalents	4.3%	—

We are cautiously optimistic about 2019, as we balance our awareness of slowing global growth with our stock selection strategy of buying high quality, large capitalization, globally oriented companies, at attractive valuations. Thank you for your continued interest in the Ave Maria World Equity Fund.

Joseph W. Skornicka, CFA	Robert C. Schwartz, CFP
Lead-Portfolio Manager	Co-Portfolio Manager

AVE MARIA WORLD EQUITY FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria World Equity Fund and the S&P 1200 Global Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2018.

Expense Ratio information as of:	Period Ended 12-31-17 (as disclosed in May 1, 2018 prospectus)	Year Ended 12-31-18
Gross	1.42%*	1.34%
Net	1.26%*	1.25%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA WORLD EQUITY FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX	MSCI WORLD INDEX
2010 (a)	12.4%	8.5%	8.2%
2011	-9.6%	-5.1%	-5.5%
2012	13.8%	16.8%	15.8%
2013	23.5%	25.8%	26.7%
2014	0.5%	5.4%	4.9%
2015	-4.8%	-0.9%	-0.9%
2016	8.7%	8.9%	7.5%
2017	17.9%	23.8%	22.4%
2018	-8.9%	-8.2%	-8.7%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2018 (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX	MSCI WORLD INDEX
3 Years	5.3%	7.4%	6.3%
5 Years	2.3%	5.3%	4.6%
Since Inception (b)	5.5%	8.1%	7.5%

(a)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.

(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2018.

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2018 (Unaudited)

Shares	Company	Market Value	% of Net Assets
43,000	Royal Dutch Shell plc - Class B - ADR	$2,577,420	4.5%
17,500	Chubb Ltd.	2,260,650	4.0%
55,000	Mondelēz International, Inc. - Class A	2,201,650	3.9%
24,119	Medtronic plc	2,193,865	3.8%
30,000	Eaton Corporation plc	2,059,800	3.6%
38,000	DowDuPont, Inc.	2,032,240	3.6%
57,064	Koninklijke Philips N.V.	2,003,517	3.5%
53,500	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	1,974,685	3.5%
92,000	AXA S.A. - ADR	1,967,880	3.4%
215,500	Panasonic Corporation - ADR	1,937,345	3.4%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Communication Services	1.5%
Consumer Discretionary	9.8%
Consumer Staples	9.3%
Energy	7.4%
Financials	20.9%
Health Care	13.9%
Industrials	11.2%
Information Technology	16.6%
Materials	3.6%
Real Estate	1.5%
Money Market Funds, Liabilities in Excess of Other Assets	4.3%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS — 95.7%	Shares	Market Value
Communication Services — 1.5%
Entertainment — 1.5%
Electronic Arts, Inc. *	11,000	$868,010

Consumer Discretionary — 9.8%
Auto Components — 2.4%
Bridgestone Corporation - ADR	70,000	1,343,300

Household Durables — 3.4%
Panasonic Corporation - ADR	215,500	1,937,345

Internet & Direct Marketing Retail — 1.2%
Booking Holdings, Inc. *	400	688,968

Specialty Retail — 2.8%
Lowe's Companies, Inc.	17,500	1,616,300

Consumer Staples — 9.3%
Beverages — 5.4%
Coca-Cola European Partners plc	25,000	1,146,250
Diageo plc - ADR	10,000	1,418,000
Heineken N.V. - ADR	12,000	527,640
		3,091,890
Food Products — 3.9%
Mondelēz International, Inc. - Class A	55,000	2,201,650

Energy — 7.4%
Oil, Gas & Consumable Fuels — 7.4%
Exxon Mobil Corporation	15,000	1,022,850
Pioneer Natural Resources Company	4,700	618,144
Royal Dutch Shell plc - Class B - ADR	43,000	2,577,420
		4,218,414
Financials — 20.9%
Banks — 5.0%
Citigroup, Inc.	23,500	1,223,410
First Horizon National Corporation	125,000	1,645,000
		2,868,410
Capital Markets — 3.0%
Bank of New York Mellon Corporation (The)	12,000	564,840
Brookfield Asset Management, Inc. - Class A	30,000	1,150,500
		1,715,340

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.7% (Continued)	Shares	Market Value
Financials — 20.9% (Continued)
Consumer Finance — 2.3%
Discover Financial Services	22,200	$1,309,356

Insurance — 10.6%
AXA S.A. - ADR	92,000	1,967,880
Chubb Ltd.	17,500	2,260,650
Willis Towers Watson plc	12,000	1,822,320
		6,050,850
Health Care — 13.9%
Biotechnology — 1.7%
Shire plc - ADR	5,500	957,220

Health Care Equipment & Supplies — 10.6%
Koninklijke Philips N.V.	57,064	2,003,517
Medtronic plc	24,119	2,193,865
Zimmer Biomet Holdings, Inc.	18,000	1,866,960
		6,064,342
Life Sciences Tools & Services — 1.6%
IQVIA Holdings, Inc. *	8,000	929,360

Industrials — 11.2%
Aerospace & Defense — 1.8%
Hexcel Corporation	17,500	1,003,450

Airlines — 3.2%
Delta Air Lines, Inc.	37,000	1,846,300

Electrical Equipment — 3.6%
Eaton Corporation plc	30,000	2,059,800

Industrial Conglomerates — 1.2%
Siemens AG - ADR	12,000	672,960

Road & Rail — 1.4%
Canadian National Railway Company	11,000	815,210

Information Technology — 16.6%
Communications Equipment — 2.0%
Cisco Systems, Inc.	26,000	1,126,580

Electronic Equipment, Instruments & Components — 3.2%
TE Connectivity Ltd.	24,000	1,815,120

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.7% (Continued)	Shares	Market Value
Information Technology — 16.6% (Continued)
IT Services — 5.9%
Accenture plc - Class A	8,000	$1,128,080
InterXion Holding N.V. *	9,500	514,520
Mastercard, Inc. - Class A	9,000	1,697,850
		3,340,450
Semiconductors & Semiconductor Equipment — 5.5%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	53,500	1,974,685
Texas Instruments, Inc.	12,500	1,181,250
		3,155,935
Materials — 3.6%
Chemicals — 3.6%
DowDuPont, Inc.	38,000	2,032,240

Real Estate — 1.5%
Equity Real Estate Investment Trusts (REITs) — 1.5%
Equinix, Inc.	2,500	881,400

Total Common Stocks (Cost $51,060,715)		$54,610,200

MONEY MARKET FUNDS — 5.6%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 2.18% (a)	2,708,735	$2,708,735
Federated Treasury Obligations Fund - Institutional Shares, 2.31% (a)	475,127	475,127
Total Money Market Funds (Cost $3,183,862)		$3,183,862

Total Investments at Market Value — 101.3% (Cost $54,244,577)		$57,794,062

Liabilities in Excess of Other Assets — (1.3%)		(750,164)

Net Assets — 100.0%		$57,043,898

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2018.
See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
SUMMARY OF COMMON STOCKS BY COUNTRY
December 31, 2018 (Unaudited)

Country	Value	% of Net Assets
United States *	$31,520,783	55.3%
United Kingdom	7,921,210	13.9%
Japan	3,280,645	5.7%
Netherlands	3,045,677	5.3%
Switzerland	2,260,650	4.0%
Taiwan	1,974,685	3.5%
France	1,967,880	3.4%
Canada	1,965,710	3.4%
Germany	672,960	1.2%
Total	$54,610,200	95.7%

*	Includes companies deemed to be a “non-U.S. company” as defined in the Fund’s prospectus, if a company has at least 50% of its revenues or operations outside of the United States.

See accompanying notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders,

For the year ended December 31, 2018, the Ave Maria Bond Fund (“the Fund”) had a total return of 0.41% vs. 0.88% for the Bloomberg Barclays Intermediate U.S. Government/Credit Index.

Economic growth was strong in 2018 as GDP grew over 3% in the year and unemployment fell to 3.8%. With inflation running over 2%, the Federal Reserve (the Fed) has continued to raise short-term rates and may do more so in 2019. Additionally, the Fed is scaling back its balance sheet of U.S. Treasuries and mortgages, which tends to put upward pressure on long-term rates.

Corporate credit spreads widened during 2018, offering opportunities to selectively purchase bonds of exceptional companies at attractive prices. The Fund was able to capitalize on this opportunity, especially during the turbulent fourth-quarter. The ten-year U.S. Treasury started the year yielding 2.4%, and after spending much of the year above 3.0%, ended the year at 2.7%.

In reviewing the performance of the Fund, dividend paying common stocks were a slight drag on overall performance in 2018. Still, the three top-performing assets were the common stocks of RPM International, Inc. (specialty chemicals), Cisco Systems, Inc. (communications equipment), and Medtronic plc (medical devices). The Fund’s weakest-performing assets were the common stocks of Fifth Third Bancorp (banks), PNC Financial Services Group, Inc. (banks), and 3M Company (specialty chemicals).

The Fund continues to be managed in a conservative manner and, on a total return basis, has never had a down year since its inception in 2003. With interest rates low by historical standards, we continue to keep the average bond maturity short and credit quality high. On a long-term basis the equity component of the Fund is likely to continue to add to total returns.

We appreciate your investment in the Ave Maria Bond Fund.

Brandon S. Scheitler, MBA	Richard L. Platte, Jr., CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA BOND FUND PERFORMANCE (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Bond Fund and the Bloomberg Barclays
U.S. Intermediate Government/Credit Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-17 (as disclosed in May 1, 2018 prospectus)	0.50%*
Expense ratio for the year ended 12-31-18	0.50%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA BOND FUND ANNUAL TOTAL RATES OF RETURN COMPARISON WITH MAJOR INDICES (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
2003 (a)	2.4%	1.9%
2004	5.1%	3.0%
2005	1.4%	1.6%
2006	6.0%	4.1%
2007	4.8%	7.4%
2008	0.3%	5.1%
2009	10.2%	5.2%
2010	6.7%	5.9%
2011	3.3%	5.8%
2012	4.6%	3.9%
2013	6.1%	-0.9%
2014	2.2%	3.1%
2015	0.7%	1.1%
2016	4.5%	2.1%
2017	4.2%	2.1%
2018	0.4%	0.9%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2018 (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
3 Years	3.0%	1.7%
5 Years	2.4%	1.9%
10 Years	4.3%	2.9%
15 Years	4.0%	3.3%
Since Inception (b)	4.0%	3.3%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.

(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2018.

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
December 31, 2018 (Unaudited)

Par Value/ Shares	Holding	Market Value	% of Net Assets
$10,000,000	U.S. Treasury Notes, 1.500%, due 10/31/19	$9,906,641	3.1%
$5,000,000	U.S. Treasury Notes, 2.750%, due 09/30/20	5,018,750	1.6%
$5,000,000	U.S. Treasury Notes, 2.250%, due 02/29/20	4,979,883	1.5%
$5,000,000	U.S. Treasury Notes, 2.000%, due 07/31/20	4,958,789	1.5%
$5,000,000	U.S. Treasury Notes, 1.875%, due 02/28/22	4,909,180	1.5%
$5,000,000	U.S. Treasury Notes, 1.750%, due 04/30/22	4,884,180	1.5%
$5,000,000	U.S. Treasury Notes, 1.750%, due 05/31/22	4,881,250	1.5%
$4,500,000	Moody's Corporation, 5.500%, due 09/01/20	4,666,692	1.4%
$4,292,000	Ecolab, Inc., 4.350%, due 12/08/21	4,409,573	1.4%
45,000	Texas Instruments, Inc.	4,252,500	1.3%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY OBLIGATIONS	42.3%

CORPORATE BONDS
Sector
Communication Services	1.3%
Consumer Discretionary	3.9%
Consumer Staples	10.3%
Energy	2.0%
Financials	2.6%
Health Care	1.1%
Industrials	7.4%
Information Technology	4.3%
Materials	3.1%
Utilities	0.7%

COMMON STOCKS
Sector
Consumer Discretionary	0.8%
Consumer Staples	2.1%
Energy	2.2%
Financials	3.0%
Health Care	1.1%
Industrials	5.3%
Information Technology	1.3%
Materials	1.8%

Money Market Funds, Other Assets in Excess of Liabilities	3.4%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

U.S. TREASURY OBLIGATIONS — 42.3%	Par Value	Market Value
U.S. Treasury Bonds — 1.6%
8.125%, due 05/15/21	$2,000,000	$2,255,625
8.000%, due 11/15/21	2,500,000	2,878,027
		5,133,652
U.S. Treasury Inflation-Protected Notes — 0.7% (a)
1.125%, due 01/15/21	2,311,940	2,301,399

U.S. Treasury Notes — 40.0%
1.500%, due 01/31/19	3,000,000	2,998,007
1.500%, due 02/28/19	3,000,000	2,995,707
1.250%, due 03/31/19	3,000,000	2,991,435
1.625%, due 04/30/19	3,000,000	2,991,563
1.500%, due 10/31/19	10,000,000	9,906,641
1.000%, due 11/15/19	3,000,000	2,957,812
1.500%, due 11/30/19	3,000,000	2,969,062
1.625%, due 12/31/19	4,000,000	3,960,156
1.250%, due 01/31/20	3,000,000	2,956,641
1.375%, due 02/15/20	2,000,000	1,972,422
1.375%, due 02/29/20	2,000,000	1,972,031
2.250%, due 02/29/20	5,000,000	4,979,883
1.625%, due 03/15/20	3,000,000	2,966,484
1.500%, due 04/15/20	3,000,000	2,960,039
3.500%, due 05/15/20	3,000,000	3,037,383
1.625%, due 06/30/20	3,000,000	2,959,453
2.000%, due 07/31/20	5,000,000	4,958,789
2.625%, due 08/15/20	3,000,000	3,004,219
2.000%, due 09/30/20	3,000,000	2,973,398
2.750%, due 09/30/20	5,000,000	5,018,750
1.375%, due 10/31/20	3,000,000	2,939,062
2.625%, due 11/15/20	3,000,000	3,005,508
2.375%, due 12/31/20	2,000,000	1,995,547
1.375%, due 01/31/21	4,000,000	3,908,281
2.000%, due 02/28/21	3,000,000	2,968,828
2.250%, due 03/31/21	4,000,000	3,979,375
1.375%, due 04/30/21	3,000,000	2,925,937
2.125%, due 08/15/21	4,000,000	3,963,594
2.125%, due 09/30/21	3,000,000	2,971,523
2.000%, due 10/31/21	4,000,000	3,948,594
1.500%, due 01/31/22	3,000,000	2,914,336
1.875%, due 02/28/22	5,000,000	4,909,180
1.750%, due 03/31/22	2,000,000	1,955,156
1.750%, due 04/30/22	5,000,000	4,884,180
1.750%, due 05/31/22	5,000,000	4,881,250
2.125%, due 06/30/22	3,000,000	2,964,375

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

U.S. TREASURY OBLIGATIONS — 42.3% (Continued)	Par Value	Market Value
U.S. Treasury Notes — 40.0% (Continued)
2.000%, due 07/31/22	$3,000,000	$2,950,547
		129,595,148

Total U.S. Treasury Obligations (Cost $138,849,553)		$137,030,199

CORPORATE BONDS — 36.7%	Par Value	Market Value
Communication Services — 1.3%
Electronic Arts, Inc., 3.700%, due 03/01/21	$4,000,000	$4,028,253

Consumer Discretionary — 3.9%
Lowe's Companies, Inc., 3.800%, due 11/15/21	1,000,000	1,009,541
Lowe's Companies, Inc., 3.120%, due 04/15/22	3,000,000	2,948,370
Ross Stores, Inc., 3.375%, due 09/15/24	3,000,000	2,947,351
TJX Companies, Inc. (The), 2.750%, due 06/15/21	2,305,000	2,286,945
VF Corporation, 3.500%, due 09/01/21	3,500,000	3,528,741
		12,720,948
Consumer Staples — 10.3%
Coca-Cola Company (The), 3.150%, due 11/15/20	3,000,000	3,020,591
Coca-Cola Company (The), 3.300%, due 09/01/21	2,000,000	2,025,461
Colgate-Palmolive Company, 2.450%, due 11/15/21	3,000,000	2,939,911
Colgate-Palmolive Company, 1.950%, due 02/01/23	2,263,000	2,168,801
Colgate-Palmolive Company, 3.250%, due 03/15/24	795,000	799,005
Dr Pepper Snapple Group, Inc., 3.200%, due 11/15/21	2,000,000	1,965,108
Hershey Company (The), 2.900%, due 05/15/20	1,000,000	999,470
Hershey Company (The), 2.625%, due 05/01/23	2,831,000	2,779,441
Hormel Foods Corporation, 4.125%, due 04/15/21	3,814,000	3,910,051
J.M. Smucker Company (The), 3.500%, due 10/15/21	2,000,000	2,003,400
Kellogg Company, 4.150%, due 11/15/19	2,042,000	2,057,273
Kimberly-Clark Corporation, 2.400%, due 03/01/22	3,811,000	3,723,301
McCormick & Company, Inc., 3.900%, due 07/15/21	2,500,000	2,523,256
McCormick & Company, Inc., 3.500%, due 09/01/23	2,500,000	2,495,267
		33,410,336
Energy — 2.0%
Exxon Mobil Corporation, 2.397%, due 03/06/22	2,000,000	1,962,761
Exxon Mobil Corporation, 3.176%, due 03/15/24	1,634,000	1,636,235
Occidental Petroleum Corporation, 3.125%, due 02/15/22	2,940,000	2,923,500
		6,522,496

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 36.7% (Continued)	Par Value	Market Value
Financials — 2.6%
Moody's Corporation, 5.500%, due 09/01/20	$4,500,000	$4,666,692
Moody's Corporation, 2.625%, due 01/15/23	2,819,000	2,691,109
U.S. Bancorp, 2.200%, due 04/25/19	1,173,000	1,170,433
		8,528,234
Health Care — 1.1%
Stryker Corporation, 4.375%, due 01/15/20	1,000,000	1,015,447
Zimmer Holdings, Inc., 4.625%, due 11/30/19	2,310,000	2,336,842
		3,352,289
Industrials — 7.4%
3M Company, 2.000%, due 06/26/22	1,073,000	1,037,208
3M Company, 2.250%, due 03/15/23	3,000,000	2,907,191
Emerson Electric Company, 4.250%, due 11/15/20	2,109,000	2,151,673
Illinois Tool Works, Inc., 1.950%, due 03/01/19	2,000,000	1,996,856
Illinois Tool Works, Inc., 6.250%, due 04/01/19	1,000,000	1,007,639
Illinois Tool Works, Inc., 3.500%, due 03/01/24	2,200,000	2,233,720
Norfolk Southern Corporation, 5.900%, due 06/15/19	441,000	445,704
PACCAR Financial Corporation, 1.650%, due 08/11/21	3,750,000	3,615,255
Snap-on, Inc., 6.125%, due 09/01/21	2,000,000	2,146,058
Union Pacific Corporation, 2.250%, due 02/15/19	2,000,000	1,996,476
United Parcel Service, Inc., 5.125%, due 04/01/19	1,500,000	1,508,028
United Parcel Service, Inc., 2.350%, due 05/16/22	2,990,000	2,917,215
		23,963,023
Information Technology — 4.3%
Cisco Systems, Inc., 4.450%, due 01/15/20	606,000	615,407
Mastercard, Inc., 2.000%, due 04/01/19	2,000,000	1,994,287
Mastercard, Inc., 3.375%, due 04/01/24	2,300,000	2,314,355
Texas Instruments, Inc., 1.650%, due 08/03/19	2,000,000	1,983,853
Texas Instruments, Inc., 1.750%, due 05/01/20	1,825,000	1,796,420
Texas Instruments, Inc., 2.250%, due 05/01/23	2,500,000	2,402,444
Visa, Inc., 2.150%, due 09/15/22	3,000,000	2,903,794
		14,010,560
Materials — 3.1%
Ecolab, Inc., 4.350%, due 12/08/21	4,292,000	4,409,573
Ecolab, Inc., 3.250%, due 01/14/23	3,000,000	2,988,381
Praxair, Inc., 2.250%, due 09/24/20	2,000,000	1,973,079
Praxair, Inc., 4.050%, due 03/15/21	500,000	511,399
		9,882,432

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 36.7% (Continued)	Par Value	Market Value
Utilities — 0.7%
Consolidated Edison Company of New York, Inc., 6.650%, due 04/01/19	$800,000	$806,457
Georgia Power Company, 4.250%, due 12/01/19	1,500,000	1,511,609
		2,318,066

Total Corporate Bonds (Cost $120,056,874)		$118,736,637

COMMON STOCKS — 17.6%	Shares	Market Value
Consumer Discretionary — 0.8%
Textiles, Apparel & Luxury Goods — 0.8%
VF Corporation	35,000	$2,496,900

Consumer Staples — 2.1%
Beverages — 2.1%
Coca-Cola European Partners plc	70,000	3,209,500
Diageo plc - ADR	25,000	3,545,000
		6,754,500
Energy — 2.2%
Oil, Gas & Consumable Fuels — 2.2%
Exxon Mobil Corporation	50,000	3,409,500
Royal Dutch Shell plc - Class B - ADR	60,000	3,596,400
		7,005,900
Financials — 3.0%
Banks — 2.0%
PNC Financial Services Group, Inc. (The)	33,000	3,858,030
U.S. Bancorp	60,000	2,742,000
		6,600,030
Diversified Financial Services — 0.4%
Western Union Company (The)	80,000	1,364,800

Insurance — 0.6%
Chubb Ltd.	15,000	1,937,700

Health Care — 1.1%
Health Care Equipment & Supplies — 1.1%
Medtronic plc	40,000	3,638,400

Industrials — 5.3%
Air Freight & Logistics — 0.8%
United Parcel Service, Inc. - Class B	25,000	2,438,250

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 17.6% (Continued)	Shares	Market Value
Industrials — 5.3% (Continued)
Commercial Services & Supplies — 1.0%
Genuine Parts Company	35,000	$3,360,700

Industrial Conglomerates — 1.2%
3M Company	20,000	3,810,800

Machinery — 1.2%
Illinois Tool Works, Inc.	30,000	3,800,700

Trading Companies & Distributors — 1.1%
Fastenal Company	70,000	3,660,300

Information Technology — 1.3%
Semiconductors & Semiconductor Equipment — 1.3%
Texas Instruments, Inc.	45,000	4,252,500

Materials — 1.8%
Chemicals — 1.8%
Linde plc	15,000	2,340,600
RPM International, Inc.	60,000	3,526,800
		5,867,400

Total Common Stocks (Cost $51,837,332)		$56,988,880

MONEY MARKET FUNDS — 3.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 2.18% (b) (Cost $9,553,428)	9,553,428	$9,553,428

Total Investments at Market Value — 99.6% (Cost $320,297,187)		$322,309,144

Other Assets in Excess of Liabilities — 0.4%		1,406,536

Net Assets — 100.0%		$323,715,680

ADR - American Depositary Receipt.

(a)	Interest rate for this investment is the stated rate. Interest payments are determined based on the inflation adjusted principal.

(b)	The rate shown is the 7-day effective yield as of December 31, 2018.

See accompanying notes to financial statements.

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AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2018

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$190,334,627	$499,988,440	$698,437,649
At market value (Note 1)	$215,244,623	$582,113,995	$783,776,563
Cash	42,400	78,412	—
Receivable for capital shares sold	65,731	910,313	547,653
Dividends receivable	146,366	294,417	1,361,916
Other assets	16,849	31,501	29,863
TOTAL ASSETS	215,515,969	583,428,638	785,715,995

LIABILITIES
Payable for investment securities purchased	3,056,379	3,482,102	1,973,499
Payable for capital shares redeemed	375,362	861,490	1,174,057
Payable to Adviser (Note 2)	559,960	1,185,096	1,632,726
Payable to administrator (Note 2)	23,215	61,072	79,956
Other accrued expenses	19,974	32,856	45,252
TOTAL LIABILITIES	4,034,890	5,622,616	4,905,490

NET ASSETS	$211,481,079	$577,806,022	$780,810,505

NET ASSETS CONSIST OF:
Paid-in capital	$186,571,083	$495,738,659	$695,512,137
Accumulated earnings	24,909,996	82,067,363	85,298,368
NET ASSETS	$211,481,079	$577,806,022	$780,810,505
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,301,465	20,496,023	49,321,272
Net asset value, offering price and redemption price per share (Note 1)	$17.19	$28.19	$15.83

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2018 (Continued)

	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At cost	$54,244,577	$320,297,187
At market value (Note 1)	$57,794,062	$322,309,144
Cash	3,825	—
Receivable for capital shares sold	23,509	233,233
Dividends and interest receivable	96,731	1,775,704
Other assets	12,700	22,734
TOTAL ASSETS	57,930,827	324,340,815

LIABILITIES
Payable for investment securities purchased	655,525	—
Payable for capital shares redeemed	68,763	315,446
Payable to Adviser (Note 2)	143,569	256,167
Payable to administrator (Note 2)	6,206	27,209
Other accrued expenses	12,866	26,313
TOTAL LIABILITIES	886,929	625,135

NET ASSETS	$57,043,898	$323,715,680

NET ASSETS CONSIST OF:
Paid-in capital	$53,494,413	$321,701,218
Accumulated earnings	3,549,485	2,014,462
NET ASSETS	$57,043,898	$323,715,680
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,355,971	29,144,875
Net asset value, offering price and redemption price per share (Note 1)	$13.10	$11.11

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2018

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$2,638,665	$6,599,064	$20,246,437
Foreign withholding taxes on dividends	(10,500)	(13,837)	(4,350)
TOTAL INVESTMENT INCOME	2,628,165	6,585,227	20,242,087

EXPENSES
Investment advisory fees (Note 2)	2,380,476	4,359,743	6,987,921
Administration, accounting and transfer agent fees (Note 2)	313,299	706,997	1,056,242
Trustees’ fees and expenses (Note 2)	64,619	95,494	117,491
Postage and supplies	45,527	89,352	128,196
Legal and audit fees	36,898	56,472	72,698
Registration and filing fees	33,710	58,381	54,598
Custodian and bank service fees	16,716	35,603	57,152
Compliance service fees and expenses (Note 2)	10,608	27,429	38,854
Insurance expense	12,000	18,307	32,741
Advisory board fees and expenses (Note 2)	12,696	18,668	23,262
Printing of shareholder reports	7,129	10,582	12,570
Other expenses	23,499	30,641	50,862
TOTAL EXPENSES	2,957,177	5,507,669	8,632,587

NET INVESTMENT INCOME (LOSS)	(329,012)	1,077,558	11,609,500

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	20,716,534	37,942,682	66,980,880
Net change in unrealized appreciation (depreciation) on investments	(40,061,357)	(57,912,533)	(111,930,102)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(19,344,823)	(19,969,851)	(44,949,222)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,673,835)	$(18,892,293)	$(33,339,722)

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2018 (Continued)

	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$1,487,201	$1,814,423
Foreign withholding taxes on dividends	(76,675)	(500)
Interest	—	5,104,634
TOTAL INVESTMENT INCOME	1,410,526	6,918,557

EXPENSES
Investment advisory fees (Note 2)	601,921	953,124
Administration, accounting and transfer agent fees (Note 2)	79,237	317,813
Trustees’ fees and expenses (Note 2)	48,586	69,690
Postage and supplies	18,803	51,426
Legal and audit fees	26,930	41,751
Registration and filing fees	31,977	48,167
Custodian and bank service fees	5,574	19,296
Compliance service fees and expenses (Note 2)	2,839	15,123
Insurance expense	4,525	13,435
Advisory board fees and expenses (Note 2)	9,459	13,747
Printing of shareholder reports	2,760	5,975
Other expenses	17,474	41,200
TOTAL EXPENSES	850,085	1,590,747
Less fee reductions by the Adviser (Note 2)	(58,061)	—
NET EXPENSES	792,024	1,590,747

NET INVESTMENT INCOME	618,502	5,327,810

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	2,053,537	4,791,342
Net change in unrealized appreciation (depreciation) on investments	(8,256,416)	(8,720,320)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(6,202,879)	(3,928,978)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,584,377)	$1,398,832

See accompanying notes to financial statements.

AVE MARIA VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)
FROM OPERATIONS
Net investment loss	$(329,012)	$(747,069)
Net realized gains from unaffiliated investment transactions	20,716,534	19,008,893
Net realized gains from affiliated investment transactions	—	19,671
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(40,061,357)	20,949,778
Net change in unrealized appreciation (depreciation) on affiliated investments	—	(650,902)
Net increase (decrease) in net assets resulting from operations	(19,673,835)	38,580,371

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(20,668,673)	(18,255,479)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,921,785	17,924,288
Reinvestment of distributions to shareholders	19,678,112	17,330,791
Payments for shares redeemed	(39,667,885)	(30,281,644)
Net increase in net assets from capital share transactions	1,932,012	4,973,435

TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,410,496)	25,298,327

NET ASSETS
Beginning of year	249,891,575	224,593,248
End of year	$211,481,079	$249,891,575

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,021,784	882,065
Shares issued in reinvestment of distributions to shareholders	1,153,437	826,456
Shares redeemed	(1,841,844)	(1,487,877)
Net increase in shares outstanding	333,377	220,644
Shares outstanding, beginning of year	11,968,088	11,747,444
Shares outstanding, end of year	12,301,465	11,968,088

(a)

The presentation of From Distribution to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 1). For the year ended December 31, 2017, distributions to shareholders consisted of $18,255,479 from net realized gains on investments. As of December 31, 2017, undistributed net investment income was $0.

See accompanying notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)
FROM OPERATIONS
Net investment income	$1,077,558	$403,610
Net realized gains from investment transactions	37,942,682	41,098,742
Net change in unrealized appreciation (depreciation) on investments	(57,912,533)	58,423,052
Net increase (decrease) in net assets resulting from operations	(18,892,293)	99,925,404

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(39,024,521)	(41,503,974)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	215,576,499	87,271,657
Reinvestment of distributions to shareholders	37,004,032	39,499,274
Payments for shares redeemed	(99,372,827)	(53,762,692)
Net increase in net assets from capital share transactions	153,207,704	73,008,239

TOTAL INCREASE IN NET ASSETS	95,290,890	131,429,669

NET ASSETS
Beginning of year	482,515,132	351,085,463
End of year	$577,806,022	$482,515,132

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	6,578,219	2,910,998
Shares issued in reinvestment of distributions to shareholders	1,325,381	1,277,460
Shares redeemed	(3,076,127)	(1,798,958)
Net increase in shares outstanding	4,827,473	2,389,500
Shares outstanding, beginning of year	15,668,550	13,279,050
Shares outstanding, end of year	20,496,023	15,668,550

(a)

The presentation of From Distribution to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 1). For the year ended December 31, 2017, distributions to shareholders consisted of $404,152 from net investment income and $41,099,822 from net realized gains on investments. As of December 31, 2017, undistributed net investment income was $0.

See accompanying notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)
FROM OPERATIONS
Net investment income	$11,609,500	$10,188,142
Net realized gains from investment transactions	66,980,880	48,507,186
Net change in unrealized appreciation (depreciation) on investments	(111,930,102)	82,923,856
Net increase (decrease) in net assets resulting from operations	(33,339,722)	141,619,184

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(78,794,322)	(58,562,031)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	160,319,825	168,151,569
Reinvestment of distributions to shareholders	70,598,101	52,929,138
Payments for shares redeemed	(308,081,911)	(162,678,554)
Net increase (decrease) in net assets from capital share transactions	(77,163,985)	58,402,153

TOTAL INCREASE (DECREASE) IN NET ASSETS	(189,298,029)	141,459,306

NET ASSETS
Beginning of year	970,108,534	828,649,228
End of year	$780,810,505	$970,108,534

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	8,557,151	9,503,269
Shares issued in reinvestment of distributions to shareholders	4,423,195	2,872,973
Shares redeemed	(16,282,058)	(9,119,249)
Net increase (decrease) in shares outstanding	(3,301,712)	3,256,993
Shares outstanding, beginning of year	52,622,984	49,365,991
Shares outstanding, end of year	49,321,272	52,622,984

(a)

The presentation of From Distribution to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 1). For the year ended December 31, 2017, distributions to shareholders consisted of $10,053,305 from net investment income and $48,508,726 from net realized gains on investments. As of December 31, 2017, undistributed net investment income was $157,032.

See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)
FROM OPERATIONS
Net investment income	$618,502	$268,242
Net realized gains from security investment transactions	2,053,537	1,569,274
Net change in unrealized appreciation (depreciation) on investments	(8,256,416)	6,897,006
Net increase (decrease) in net assets resulting from operations	(5,584,377)	8,734,522

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(2,675,175)	(1,837,803)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,143,742	12,841,841
Reinvestment of distributions to shareholders	2,424,612	1,682,524
Payments for shares redeemed	(12,435,290)	(5,280,359)
Net increase in net assets from capital share transactions	3,133,064	9,244,006

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,126,488)	16,140,725

NET ASSETS
Beginning of year	62,170,386	46,029,661
End of year	$57,043,898	$62,170,386

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	879,267	882,753
Shares issued in reinvestment of distributions to shareholders	186,222	111,352
Shares redeemed	(833,472)	(361,748)
Net increase in shares outstanding	232,017	632,357
Shares outstanding, beginning of year	4,123,954	3,491,597
Shares outstanding, end of year	4,355,971	4,123,954

(a)

The presentation of From Distribution to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 1). For the year ended December 31, 2017, distributions to shareholders consisted of $268,281 from net investment income and $1,569,522 from net realized gains on investments. As of December 31, 2017, undistributed net investment income was $0.

See accompanying notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017 (a)
FROM OPERATIONS
Net investment income	$5,327,810	$4,095,064
Net realized gains from investment transactions	4,791,342	1,780,296
Net change in unrealized appreciation (depreciation) on investments	(8,720,320)	5,434,807
Net increase in net assets resulting from operations	1,398,832	11,310,167

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(10,116,647)	(5,884,226)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	101,683,387	99,449,677
Reinvestment of distributions to shareholders	9,080,604	5,193,095
Payments for shares redeemed	(85,564,883)	(51,805,590)
Net increase in net assets from capital share transactions	25,199,108	52,837,182

TOTAL INCREASE IN NET ASSETS	16,481,293	58,263,123

NET ASSETS
Beginning of year	307,234,387	248,971,264
End of year	$323,715,680	$307,234,387

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	8,953,434	8,759,908
Shares issued in reinvestment of distributions to shareholders	809,829	456,482
Shares redeemed	(7,525,406)	(4,564,309)
Net increase in shares outstanding	2,237,857	4,652,081
Shares outstanding, beginning of year	26,907,018	22,254,937
Shares outstanding, end of year	29,144,875	26,907,018

(a)

The presentation of From Distribution to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 1). For the year ended December 31, 2017, distributions to shareholders consisted of $4,102,344 from net investment income and $1,781,882 from net realized gains on investments. As of December 31, 2017, undistributed net investment income was $0.

See accompanying notes to financial statements.

AVE MARIA VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$20.88	$19.12	$16.42	$19.97	$21.21

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.06)	(0.03)	0.01	(0.01)
Net realized and unrealized gains (losses) on investments	(1.81)	3.46	2.73	(3.54)	0.63
Total from investment operations	(1.84)	3.40	2.70	(3.53)	0.62

Less distributions:
From net investment income	—	—	—	(0.01)	—
From net realized gains on investments	(1.85)	(1.64)	—	(0.01)	(1.86)
Total distributions	(1.85)	(1.64)	—	(0.02)	(1.86)

Net asset value at end of year	$17.19	$20.88	$19.12	$16.42	$19.97

Total return (a)	(8.8%)	17.7%	16.4%	(17.7%)	2.9%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$211,481	$249,892	$224,593	$211,879	$246,790

Ratio of total expenses to average net assets	1.18%	1.19%	1.20%	1.18%	1.29%

Ratio of net investment income (loss) to average net assets	(0.13%)	(0.32%)	(0.15%)	0.06%	(0.04%)

Portfolio turnover rate	43%	40%	47%	63%	31%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$30.80	$26.44	$25.02	$28.24	$30.19

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.03	0.02	0.07	(0.03)
Net realized and unrealized gains (losses) on investments	(0.63)	7.22	3.01	(0.81)	2.33
Total from investment operations	(0.57)	7.25	3.03	(0.74)	2.30

Less distributions:
From net investment income	(0.06)	(0.03)	(0.02)	(0.07)	—
From net realized gains on investments	(1.98)	(2.86)	(1.59)	(2.41)	(4.25)
Total distributions	(2.04)	(2.89)	(1.61)	(2.48)	(4.25)

Net asset value at end of year	$28.19	$30.80	$26.44	$25.02	$28.24

Total return (a)	(1.8%)	27.4%	12.1%	(2.7%)	7.5%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$577,806	$482,515	$351,085	$300,119	$303,840

Ratio of total expenses to average net assets	0.95%	1.08%	1.17%	1.17%	1.28%

Ratio of net investment income (loss) to average net assets	0.19%	0.10%	0.09%	0.24%	(0.10%)

Portfolio turnover rate	33%	26%	29%	32%	36%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$18.44	$16.79	$15.58	$17.72	$17.56

Income (loss) from investment operations:
Net investment income	0.24	0.20	0.27	0.24	0.18
Net realized and unrealized gains (losses) on investments	(1.13)	2.62	2.11	(1.27)	1.46
Total from investment operations	(0.89)	2.82	2.38	(1.03)	1.64

Less distributions:
From net investment income	(0.25)	(0.20)	(0.28)	(0.23)	(0.18)
From net realized gains on investments	(1.47)	(0.97)	(0.89)	(0.88)	(1.30)
Total distributions	(1.72)	(1.17)	(1.17)	(1.11)	(1.48)

Net asset value at end of year	$15.83	$18.44	$16.79	$15.58	$17.72

Total return (a)	(4.8%)	16.8%	15.3%	(5.9%)	9.3%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$780,811	$970,109	$828,649	$750,890	$848,096

Ratio of total expenses to average net assets	0.93%	0.92%	0.92%	0.92%	0.92%

Ratio of net investment income to average net assets	1.25%	1.12%	1.61%	1.38%	1.01%

Portfolio turnover rate	31%	26%	24%	35%	29%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$15.08	$13.18	$12.36	$13.22	$13.90

Income (loss) from investment operations:
Net investment income	0.15	0.07	0.06	0.07	0.04
Net realized and unrealized gains (losses) on investments	(1.49)	2.29	1.01	(0.70)	0.04
Total from investment operations	(1.34)	2.36	1.07	(0.63)	0.08

Less distributions:
From net investment income	(0.15)	(0.07)	(0.06)	(0.07)	(0.04)
From net realized gains on investments	(0.49)	(0.39)	(0.19)	(0.16)	(0.72)
Total distributions	(0.64)	(0.46)	(0.25)	(0.23)	(0.76)

Net asset value at end of year	$13.10	$15.08	$13.18	$12.36	$13.22

Total return (a)	(8.9%)	17.9%	8.7%	(4.8%)	0.5%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$57,044	$62,170	$46,030	$41,199	$42,667

Ratio of total expenses to average net assets	1.34%	1.41%	1.45%	1.50%	1.50%

Ratio of net expenses to average net assets (b)	1.25%	1.25%	1.33%	1.50%	1.50%

Ratio of net investment income to average net assets (b)	0.98%	0.50%	0.50%	0.51%	0.29%

Portfolio turnover rate	33%	29%	42%	35%	36%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions (Note 2).

See accompanying notes to financial statements.

AVE MARIA BOND FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value at beginning of year	$11.42	$11.19	$11.02	$11.15	$11.38

Income (loss) from investment operations:
Net investment income	0.19	0.17	0.15	0.14	0.12
Net realized and unrealized gains (losses) on investments	(0.14)	0.30	0.35	(0.06)	0.12
Total from investment operations	0.05	0.47	0.50	0.08	0.24

Less distributions:
From net investment income	(0.19)	(0.17)	(0.15)	(0.14)	(0.12)
From net realized gains on investments	(0.17)	(0.07)	(0.18)	(0.07)	(0.35)
Total distributions	(0.36)	(0.24)	(0.33)	(0.21)	(0.47)

Net asset value at end of year	$11.11	$11.42	$11.19	$11.02	$11.15

Total return (a)	0.4%	4.2%	4.5%	0.7%	2.2%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$323,716	$307,234	$248,971	$223,842	$180,718

Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.51%	0.54%

Ratio of net investment income to average net assets	1.68%	1.47%	1.34%	1.30%	1.10%

Portfolio turnover rate	26%	19%	21%	25%	21%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1. Organization and Significant Accounting Policies

The Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992.

The investment objective of the Ave Maria Value Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value (“NAV”). To calculate the NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share for each Fund.

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with GAAP.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

New Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying ASU 2017-08.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments in shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i)

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s NAV calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs)

U.S. Treasury Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments, by security type, as of December 31, 2018:

Ave Maria Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$180,711,376	$—	$—	$180,711,376
Money Market Funds	34,533,247	—	—	34,533,247
Total	$215,244,623	$—	$—	$215,244,623

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$570,637,839	$—	$—	$570,637,839
Money Market Funds	11,476,156	—	—	11,476,156
Total	$582,113,995	$—	$—	$582,113,995

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$752,393,880	$—	$—	$752,393,880
Money Market Funds	31,382,683	—	—	31,382,683
Total	$783,776,563	$—	$—	$783,776,563

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$54,610,200	$—	$—	$54,610,200
Money Market Funds	3,183,862	—	—	3,183,862
Total	$57,794,062	$—	$—	$57,794,062

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$137,030,199	$—	$137,030,199
Corporate Bonds	—	118,736,637	—	118,736,637
Common Stocks	56,988,880	—	—	56,988,880
Money Market Funds	9,553,428	—	—	9,553,428
Total	$66,542,308	$255,766,836	$—	$322,309,144

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. There were no Level 3 securities or derivative instruments held by the Funds as of December 31, 2018

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of December 31, 2018:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Undistributed net investment income	$—	$—	$—	$—	$2,505
Net unrealized appreciation	24,909,996	82,067,363	85,298,368	3,549,485	2,011,957
Total accumulated earnings	$24,909,996	$82,067,363	$85,298,368	$3,549,485	$2,014,462

The following information is based upon the federal income tax cost of the Funds’ investment securities as of December 31, 2018:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$35,757,263	$109,694,392	$114,016,367	$6,619,948	$7,073,065
Gross unrealized depreciation	(10,847,267)	(27,627,029)	(28,717,999)	(3,070,463)	(5,061,108)
Net unrealized appreciation	$24,909,996	$82,067,363	$85,298,368	$3,549,485	$2,011,957
Federal income tax cost	$190,334,627	$500,046,632	$698,478,195	$54,244,577	$320,297,187

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost of portfolio investments for the Ave Maria Value Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund as of December 31, 2018.

During the year ended December 31, 2018, the following reclassifications were made as a result of permanent differences between the financial statements and income tax reporting requirements:

	Increase Accumulated Earnings	Decrease in Paid-in Capital
Ave Maria Value Fund	$329,778	$(329,778)
Ave Maria Growth Fund	4,281	(4,281)
Ave Maria Rising Dividend Fund	6,412	(6,412)
Ave Maria World Equity Fund	3,136	(3,136)
Ave Maria Bond Fund	—	—

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on investments sold are determined on a specific identification basis. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Value Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended December 31, 2018 and 2017 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Value Fund:
December 31, 2018	$—	$20,668,673	$20,668,673
December 31, 2017	$248,730	$18,006,749	$18,255,479
Ave Maria Growth Fund:
December 31, 2018	$1,081,565	$37,942,956	$39,024,521
December 31, 2017	$576,743	$40,927,231	$41,503,974
Ave Maria Rising Dividend Fund:
December 31, 2018	$13,973,053	$64,821,269	$78,794,322
December 31, 2017	$12,626,725	$45,935,306	$58,562,031
Ave Maria World Equity Fund:
December 31, 2018	$621,539	$2,053,636	$2,675,175
December 31, 2017	$268,281	$1,569,522	$1,837,803
Ave Maria Bond Fund:
December 31, 2018	$5,325,147	$4,791,500	$10,116,647
December 31, 2017	$4,102,344	$1,781,882	$5,884,226

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Value Fund and the Ave Maria World Equity Fund a fee, which is accrued daily and paid quarterly, at the annual rate of 0.95% of its average daily net assets. The Adviser receives from each of the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund a fee, which is accrued daily and paid quarterly, at the annual rate of 0.75% of its average daily net assets. The Adviser receives from the Ave Maria Bond Fund a fee, which is accrued daily and paid quarterly, at the annual rate of 0.30% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2019 so that the ordinary operating expenses of each of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund do not exceed 1.25% per annum of average daily net assets; and so that the ordinary operating expenses of the Ave Maria Bond Fund do not exceed 0.60% per annum of average daily net assets. Accordingly, during the year ended December 31, 2018, the Adviser reduced its investment advisory fees by $58,061 with respect to the Ave Maria World Equity Fund.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Any investment advisory fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. As of December 31, 2018, the Adviser may seek recoupment of investment advisory fee reductions from the Ave Maria World Equity Fund totaling $195,064 no later than the dates as stated below:

Ave Maria World Equity
December 31, 2019	$52,827
December 31, 2020	84,176
December 31, 2021	58,061
Total	$195,064

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees from each Fund computed as a percentage of such Fund’s average daily net assets, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $46,000 (except that such fee is $56,000 for the Lead Independent Trustee/Chairman of the Governance Committee and $50,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Each member of the Catholic Advisory Board (“CAB”), including Emeritus members, except Lawrence Kudlow, receives an annual retainer of $4,000 (except that such fee is $14,000 for the CAB chairman), payable quarterly; a fee of $3,000 for attendance at each meeting of the CAB; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of CAB members’ fees and expenses.

3. Investment Transactions

During the year ended December 31, 2018, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$96,057,005	$337,822,877	$271,820,932	$22,014,345	$78,018,860
Proceeds from sales and maturities of investment securities	$124,580,783	$177,378,367	$377,387,505	$19,499,021	$32,461,951

4. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

5. Affiliated Investment

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. As of December 31, 2017, Unico American Corporation was an affiliate of the Ave Maria Value Fund, but as of December 31, 2018 is no longer an affiliate of the Fund. Further information on this holding for the year ended December 31, 2018 appears below:

AVE MARIA VALUE FUND
Affiliated Issuer Report
UNICO AMERICAN CORPORATION
From December 31, 2017 to December 31, 2018
Shares at beginning of year	280,000
Shares sold during the year	(280,000)
Shares at end of year	—
Market value at beginning of year	$2,380,000
Sales during the year	(1,988,566)
Net realized gains during the year	892,230
Change in unrealized appreciation (depreciation)	(1,283,664)
Market value at end of year	$—
Dividend income earned during the year	$—

6. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2018, the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund had 29.0% and 26.0%, respectively, of the value of their net assets invested in stocks within the industrials sector.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Schwartz Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Schwartz Investment Trust (the “Funds”) comprising the Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund, including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Schwartz Investment Trust as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
February 15, 2019

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail, Plymouth, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	Louis C. Bosco, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1936	Trustee Emeritus	Since 2008
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 1993
	Joseph M. Grace	801 W. Ann Arbor Trail, Plymouth, MI	1936	Trustee Emeritus	Since 2007
	John J. McHale, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail, Plymouth, MI	1946	Trustee	Since 2017
	William A. Morrow	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 2018
Executive Officers:
*	Richard L. Platte, Jr., CFA	801 W. Ann Arbor Trail, Plymouth, MI	1951	Vice President and Secretary	Since 1993
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail, Plymouth, MI	1976	Vice President	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle, Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail, Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Richard L. Platte, Jr., Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees six portfolios of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Focused Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Rising Dividend Fund.

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company) from 1986 – 2015.

Joseph M. Grace is retired Senior Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

John J. McHale, Jr. is Special Assistant to Commissioner of Major League Baseball since 2015. He was Executive Vice President of Major League Baseball from 2000 – 2015.

Edward J. Miller is Vice Chairman and Director of Detroit Investment Fund since 2001 and Invest Detroit Foundation since 2010 (financiers for redevelopment of Detroit, Michigan).

William A. Morrow retired in 2017. Prior to his retirement, he was Senior Executive Vice President of Crain Communications, Inc. (business media) from 1985 – 2017.

Richard L. Platte, Jr., CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the lead portfolio manager of the Ave Maria Rising Dividend Fund and the co-portfolio manager of the Ave Maria Growth Fund and the Ave Maria Bond Fund.

Robert C. Schwartz, CFP is Senior Vice President and Secretary of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Ave Maria World Equity Fund.

Timothy S. Schwartz, CFA is Executive Vice President and Chief Financial Officer of Schwartz Investment Counsel, Inc. and the lead portfolio manager of the Ave Maria Value Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Compliance Officer, and Treasurer of Schwartz Investment Counsel, Inc.

Additional information regarding the Trustees and executive officers of the Trust may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9931.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD
(Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

Member	Address	Year of Birth	Length of Time Served
Robert P. George	801 W. Ann Arbor Trail, Plymouth, MI	1955	Since 2016
Dr. Scott Hahn, PhD	801 W. Ann Arbor Trail, Plymouth, MI	1957	Since 2018
Lou Holtz	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2007
Lawrence Kudlow	801 W. Ann Arbor Trail, Plymouth, MI	1947	Since 2005
Thomas S. Monaghan	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2001
Melissa Moschella, PhD	801 W. Ann Arbor Trail, Plymouth, MI	1979	Since 2017
Gloria Purvis	801 W. Ann Arbor Trail, Plymouth, MI	1969	Since 2017
Fr. John Riccardo, STL	801 W. Ann Arbor Trail, Plymouth, MI	1965	Since 2011
Paul R. Roney	801 W. Ann Arbor Trail, Plymouth, MI	1957	Since 2001

Robert P. George is a legal scholar, political philosopher, and public intellectual who serves as the McCormick Professor of Jurisprudence at Princeton University.

Dr. Scott Hahn, PhD is a bestselling author and theology professor at Franciscan University since 1990 and holds the Fr. Michael Scanlan Chair of Biblical Theology and the New Evangelization. He is Founder and President of the St. Paul Center for Biblical Theology and Editor-in-Chief of Emmaus Road Publishing.

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is the Assistant to the President for Economic Policy and Director of the National Economic Council. He is also Chief Executive Officer and founder of Kudlow & Co., LLC (an economic research and consulting firm). He was formerly CNBC’s Senior Contributor and radio host of the nationally-syndicated “Larry Kudlow Show.”

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD
(Unaudited) (Continued)

Melissa Moschella, PhD is Assistant Professor of Medical Ethics at Columbia University. From August 2013 until June 2017, she was Assistant Professor of Philosophy at The Catholic University of America. She has published articles about moral and political philosophy and ethics in a number of academic publications. She is also a lecturer and recipient of a number of academic honors and fellowships.

Gloria Purvis is creator and host of Eternal World Television Network (EWTN) series “Authentically Free at Last” and host of “Morning Glory” on EWTN Global Catholic Radio.

Fr. John Riccardo, STL is a priest of the Archdiocese of Detroit and is the pastor of Our Lady of Good Counsel Catholic Church in Plymouth, Michigan. He is also the host of the radio show “Christ is the Answer,” which can be heard on Catholic radio stations throughout the country.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation. Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Additional information regarding the Funds’ Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2018) and held until the end of the period (December 31, 2018).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Ave Maria Value Fund
Based on Actual Fund Return	$1,000.00	$ 881.30	1.17%	$5.55
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,019.31	1.17%	$5.96

Ave Maria Growth Fund
Based on Actual Fund Return	$1,000.00	$ 925.20	0.94%	$4.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.47	0.94%	$4.79

Ave Maria Rising Dividend Fund
Based on Actual Fund Return	$1,000.00	$ 936.10	0.93%	$4.54
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.52	0.93%	$4.74

Ave Maria World Equity Fund
Based on Actual Fund Return	$1,000.00	$ 913.10	1.25%	$6.03
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.90	1.25%	$6.36

Ave Maria Bond Fund
Based on Actual Fund Return	$1,000.00	$ 1,005.40	0.49%	$2.48
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.74	0.49%	$2.50

(a)	Annualized, based on each Fund's most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
FEDERAL TAX INFORMATION
(Unaudited)

For the fiscal year ended December 31, 2018, the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund designated $20,668,673, $37,942,956, $64,821,269, $2,053,537 and $4,791,500, respectively, as long-term capital gain distributions subject to a maximum tax rate of 20%.

Qualified Dividend Income – The Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund designates 100%, 100%, 100% and 31.04%, respectively, of their ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended December 31, 2018, the percentage of ordinary income dividends qualified for the corporate dividends receivable deduction for the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund was 100%, 100%, 73.06% and 21.74%, respectively.

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

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Ave Maria Value Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
Louis C. Bosco, Jr., Emeritus
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace, Emeritus
John J. McHale, Jr.
Edward J. Miller
William A. Morrow

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Robert C. Schwartz, CFP, V.P.
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Robert P. George, Ph.D.
Scott Hahn, Ph.D.
Lou Holtz, Emeritus
Larry Kudlow, Emeritus
Thomas S. Monaghan
Melissa Moschella, Ph.D.
Gloria Purvis
Fr. John Riccardo, Emeritus

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

www.avemariafunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Edward J. Miller. Mr. Miller is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $144,000 and $138,500 with respect to the registrant’s fiscal years ended December 31, 2018 and 2017, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $18,350 and $17,850 with respect to the registrant’s fiscal years ended December 31, 2018 and 2017, respectively. The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2018 and 2017, aggregate non-audit fees of $14,000 and $13,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s audit committee determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating and Governance Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	March 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	March 6, 2019

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	March 6, 2019

*	Print the name and title of each signing officer under his or her signature.